UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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SCHEDULE 14A
(RULE 14a-101)

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INFORMATION REQUIRED IN
PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.___)

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

JAB Acquisition Corp I

(Name of Registrant as Specified In Its Charter)

_________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

JAB Acquisition Corp I

270 Sylvan Avenue, Suite 2230,

Englewood Cliffs, New Jersey 07632

September 30, 2026

Dear JAB Acquisition Corp I Shareholders:

You are cordially invited to attend the extraordinary general meeting of shareholders (the “General Meeting”) of JAB Acquisition Corp I (the “Company”) which will be held on November 9, 2026, at 9:00 A.M. (Eastern Time) at the Company’s corporate headquarters, 270 Sylvan Avenue, Suite 2230, Englewood Cliffs, New Jersey 07632. You will be able to attend the meeting, vote and submit your questions at such meeting.

Details regarding the General Meeting and the business to be conducted are more fully described in the accompanying Notice of General Meeting of Shareholders and Proxy Statement.

Cordially,
/s/ Joshua Jagid
Joshua Jagid
Chairman and Chief Executive Officer

YOUR VOTE IS IMPORTANT

In order to ensure your representation at the General Meeting, whether or not you plan to attend the meeting, please vote your shares as promptly as possible over the internet by following the instructions on your proxy card. Your participation will help to ensure the presence of a quorum at the General Meeting and save the Company the extra expense associated with additional solicitation. If you hold your shares through a broker, bank or other nominee, your broker, bank or other nominee is not permitted to vote on your behalf in the approval of change of the name of the Company from “JAB Acquisition Corp I” to “Atlantic Acquisition Corp I” (Proposal 1), an amendment to the Company’s current memorandum and articles of association (Proposal 2) and the adjournment of the General Meeting to a later date or dates, or indefinitely (Proposal 3) unless you provide specific instructions to your broker, bank or other nominee by completing and returning any voting instruction form that your broker, bank or other nominee provides or following instructions that allow you to vote your broker-held shares via the internet. Voting your shares in advance will not prevent you from attending the General Meeting, revoking your earlier submitted proxy or voting your shares during the General Meeting.

JAB Acquisition Corp I
270 Sylvan Avenue, Suite 2230,
Englewood Cliffs, New Jersey 07632

NOTICE OF EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS

To Be Held on November 9, 2026

To the Shareholders of JAB Acquisition Corp I:

NOTICE IS HEREBY GIVEN that the extraordinary general meeting of shareholders (the “General Meeting”) of JAB Acquisition Corp I (the “Company”) will be held on November 9, 2026, at 9:00 A.M. (Eastern Time) at the Company’s U.S. headquarters at 270 Sylvan Avenue, Suite 2230, Englewood Cliffs, New Jersey 07632. You will be able to attend, vote your Class A ordinary shares of par value US$0.0001 each (“Class A ordinary shares”) and Class B ordinary shares of par value US$0.0001 each in the capital of the Company (“Class B ordinary shares” and, together with the Class A ordinary shares, “Shares” or “shares”), and submit questions during the General Meeting in person for the purpose of considering and, if thought fit, passing, the following resolutions:

1.      A special resolution to approve the change of the name of the Company from “JAB Acquisition Corp I” to “Atlantic Acquisition Corp I” (the “Name Change” and such proposal, the “Name Change Proposal”). (Proposal 1).

The resolution to be put to the shareholders to consider and to vote upon at the General Meeting in relation to the Name Change Proposal is as follows:

“IT IS RESOLVED, as a special resolution, that the Company’s name be changed from “JAB Acquisition Corp I” to “Atlantic Acquisition Corp I” with immediate effect (the Name Change).”

2.      A special resolution to approve the adoption of the amended and restated memorandum and articles of association in the form set out in Annex A to the accompanying proxy statement, to reflect the Name Change (the “Amended and Restated Memorandum and Articles of Association” and such proposal the “Amended and Restated Memorandum and Articles of Association Proposal”) (Proposal 2).

The resolution to be put to the shareholders to consider and to vote upon at the General Meeting in relation to the Amended and Restated Memorandum and Articles of Association Proposal is as follows:

“IT IS RESOLVED, as a special resolution, that, subject to and immediately following the Name Change being effected, the Company adopt amended and restated memorandum and articles of association, in the form attached to the notice of meeting and proxy statement delivered to shareholders and dated September 30, 2026, in substitution for, and to the exclusion of, the Company’s existing memorandum and articles of association, to reflect the Name Change.”

3.      An ordinary resolution to approve the adjournment of the General Meeting to a later date or dates, to be determined by the Chairman of the General Meeting or indefinitely, if necessary or convenient, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the General Meeting, there are not sufficient votes to approve the Name Change Proposal and/or the Amended and Restated Memorandum and Articles of Association Proposal or if the Board determines that additional time is necessary to effectuate the Name Change (the “Adjournment Proposal”). (Proposal 3).

The resolution to be put to the shareholders to consider and to vote upon at the General Meeting in relation to the Adjournment Proposal is as follows:

“IT IS RESOLVED, as an ordinary resolution, to adjourn the General Meeting to a later date or dates, to be determined by the chairman of the General Meeting, or indefinitely, if necessary or convenient, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the General Meeting, there are not sufficient votes to approve the Name Change Proposal and/or the Amended and Restated Memorandum and Articles of Association Proposal, or if the Board determines that additional time is necessary to effectuate the Name Change.”

The close of business on September 10, 2026, has been fixed as the record date for the purpose of determining the shareholders entitled to notice of, and to vote at, the General Meeting. The register of members of the Company will not be closed. The date on which this Proxy Statement and the accompanying form of proxy card will first be mailed or given to the Company’s shareholders is on or about September 30, 2026.

If your Shares are registered in the name of your broker, bank or other nominee, you are a “beneficial owner” of the Shares. Beneficial owners of Shares who wish to attend the General Meeting must obtain a valid legal proxy by contacting your account representative at the bank, broker, or other nominee that holds your Shares and then register in advance to attend the General Meeting. After obtaining a valid legal proxy from your bank, broker or other nominee, to then register to attend the General Meeting, you must submit a copy of your legal proxy reflecting the number of your Shares along with your name and e-mail address to Mark Tumulty at Continental Stock Transfer & Trust Company, our transfer agent and registrar. Requests for registration should be directed to proxy@continentalstock.com. Written requests can be mailed to: 1 State Street 30th Floor, New York, NY 10004-1571, Attn: Proxy Team. Requests for registration must be labeled as “Legal Proxy” and be received no later than 11:59 p.m. (Eastern Time) on November 8, 2026, or the day before the date of any adjourned meeting.

Your Board of Directors recommends that you vote “FOR” the Name Change Proposal, “FOR” the Amended and Restated Memorandum and Articles of Association Proposal and “FOR” the Adjournment Proposal.

By Order of the Board of Directors,
September 30, 2026	/s/ Joshua Jagid
Joshua Jagid
Chairman and Chief Executive Officer

Proxies

Your vote is important. Accordingly, you are urged to sign and return the accompanying proxy card whether or not you plan to attend the General Meeting. If you do attend the General Meeting and are a record holder of Shares of our Company, you may vote by ballot at the General Meeting, and your proxy will be deemed to be revoked. If you hold your Shares in street name and wish to vote your Shares at the General Meeting, you should contact your broker about getting a proxy appointing you to vote your Shares.

If you intend to vote by proxy, your proxy card must be returned no later than 11:59 p.m. (Eastern Time) on November 8, 2026, or the day before the date of any adjourned meeting.

A blank proxy form is attached. Please consider carefully the conditions attaching to appointment of a proxy. You may submit your proxy instructions by any of the following options:

BY INTERNET

Use the Internet to transmit your voting instructions at https://www.cstproxyvote.com/. Have your notice available when you access the above website. Follow the prompts to vote your shares.

BY EMAIL

Mark, sign and date your proxy card and return it via email to proxy@continentalstock.com. Include your control ID in your email.

BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to:

Proxy Team

Continental Stock Transfer & Trust Company

1 State Street, 30th Floor

New York, NY 10004-1571

i

JAB Acquisition Corp I

270 Sylvan Ave., Suite 2230

Englewood Cliffs, New Jersey 07632

(332) 203-6124

PROXY STATEMENT

EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of JAB Acquisition Corp I (the “Company,” “JAB,” “we,” “us,” or “our”) for the extraordinary general meeting (the “General Meeting”) of Shareholders to be held at the Company’s principal executive office, at 270 Sylvan Ave., Suite 2230 Englewood Cliffs, New Jersey 07632 on November 9, 2026 at 9:00 a.m. and for any adjournment or adjournments thereof, for the purposes set forth in the accompanying Notice of General Meeting of Shareholders. The Company will bear the costs of this solicitation.

If your proxy is properly executed and returned prior to the General Meeting, your Class A ordinary shares of par value US$0.0001 each (“Class A ordinary shares”) and Class B ordinary shares of par value US$0.0001 (“Class B ordinary shares” and, together with the Class A ordinary shares, “Ordinary Shares” or “Shares”), each in the capital of the Company, represented thereby will be voted in accordance with the directions thereon and otherwise in accordance with the judgment of the persons designated as proxies. Any proxy card on which no instruction is specified and the Chairman is appointed as proxy will be voted in favor of the proposals. Any shareholder appointing such a proxy has the power to revoke it at any time before it is voted. If you are a holder of record, written notice of such revocation should be forwarded to Continental Stock Transfer & Trust Company. If you hold your Shares in street name, you should contact your broker about revoking your proxy.

The Company will bear the cost of preparing, printing, assembling and mailing the proxy card, Proxy Statement and other material which may be sent to shareholders in connection with this solicitation. It is contemplated that brokerage houses will forward the proxy materials to beneficial owners at our request. In addition to the solicitation of proxies by use of the mails, officers and regular employees of the Company may solicit proxies without additional compensation, by telephone, email, or other forms of electronic communication. We may reimburse brokers or other persons holding Shares in their names or the names of their nominees for the expenses of forwarding soliciting material to their principals and obtaining their proxies.

VOTING SECURITIES

Only holders of our Class A and Class B ordinary shares of record at the close of business on September 10, 2026 (the “Record Date”) are entitled to vote at the General Meeting. On the Record Date, the Company had 18,605,000 Class A Ordinary Shares outstanding and entitled to vote at the General Meeting, and 9,857,143 Class B ordinary shares issued and outstanding (collectively, the “Shares.”) For the purposes of voting at the General Meeting, shareholders will be entitled to one vote for each Class A or Class B ordinary share they hold on the Record Date. No business may be transacted at any meeting of shareholders unless a quorum is present at the commencement of business. The presence of one or more shareholders holding in the aggregate not less than one-third of the total issued share capital of the Company present in person or by proxy and entitled to vote shall constitute a quorum.

An ordinary resolution to be passed at a General Meeting by the shareholders requires the affirmative vote of a simple majority of the votes cast by, or on behalf of, the shareholders entitled to vote at a General Meeting (an “Ordinary Resolution”), while a special resolution requires the affirmative vote of a majority of at least two-thirds of the votes cast by, or on behalf of, the shareholders entitled to vote at a General Meeting (a “Special Resolution”). Separate Special Resolutions will be required to approve the change of the name of the Company from “JAB Acquisition Corp I” to “Atlantic Acquisition Corp I” and the adoption of the Company’s amended and restated memorandum and articles of association in the form set out in Annex A as presented in Proposal No. 2. An Ordinary Resolution will be required to approve the adjournment of the General Meeting to a later date or dates, or indefinitely, if necessary or convenient as presented in Proposal No. 3.

Shareholders will be asked to vote on the proposals by way of poll. Shareholders are entitled to cast one vote for each Share they held on the Record Date.

Only Shares that are voted are taken into account in determining the proportion of votes cast for each proposal. Except for determining the presence or absence of a quorum for the transaction of business, absentees and broker non-votes are not counted for any purpose in determining whether a matter has been approved.

The General Meeting will be adjourned if a quorum is not present at the General Meeting. For purposes of determining the presence of a quorum, abstentions and broker non-votes will be counted as present. A broker non-vote occurs when a broker or nominee holding Ordinary Shares for a beneficial owner signs and returns a proxy, but does not vote on a particular proposal because the broker or nominee does not have discretionary voting power and has not received instructions from the beneficial owner. If a quorum is not present within half an hour from the time appointed for the General Meeting to commence, the General Meeting shall stand adjourned to the same day in the next week at the same time and/or place or to such other day, time and/or place as the Directors may determine, and if at the adjourned meeting a quorum is not present within half an hour from the time appointed for the meeting to commence, the shareholders present shall constitute a quorum. If a quorum is present, the General Meeting may be adjourned by the chairman of the meeting by the consent of the meeting. Should a meeting be adjourned for thirty days or more, whether because of a lack of quorum or otherwise, shareholders shall be given notice of the adjourned meeting as in the case of an original meeting. Otherwise, it shall not be necessary to give any notice of an adjournment or of the business to be transacted at an adjourned meeting. An adjournment will have no effect on the business to be conducted at the General Meeting.

The Company is soliciting your vote through the use of the mail and will bear the cost of this solicitation. Voting instructions are available on the Internet at https://www.cstproxy.com/jabacquisitioncorpi/2026 or may be obtained by emailing Mark Tumulty at Continental Stock Transfer & Trust Company, our transfer agent & registrar, at proxy@continentalstock.com. Written requests can be mailed to Mark Tumulty at its main office at 1 State Street, 30th Fl., New York, New York 10004. The Company may employ third party solicitors, however, our directors, officers, employees, and consultants will also solicit proxies by mail, telephone, personal contact, or through online methods; to the extent they do so, the Company will reimburse their expenses for doing this. The Company will also reimburse brokers, fiduciaries, and custodians for their costs in forwarding proxy materials to beneficial owners of the Company’s Shares. Other proxy solicitation expenses include those for preparation, mailing, returning, and tabulating the proxies.

The Board is not proposing any action for which the applicable rules and laws provide a right of a shareholder to obtain appraisal of or payment for such shareholder’s Shares.

Additional copies will be furnished without charge to shareholders upon written request. Exhibits to the Annual Report will be provided upon written request. All written requests should be directed to the Company at its main office at 270 Sylvan Avenue, Suite 2230, Englewood Cliffs, New Jersey, 07632. The Company is subject to certain disclosure requirements of the Securities Exchange Act of 1934, as amended. The SEC maintains a website that contains various filings and reports regarding companies that file electronically with the SEC. The SEC’s website address is www.sec.gov. In addition, our Ordinary Shares are listed on the Nasdaq Capital Market. Accordingly, our reports, statements and other information may be inspected at the offices of Nasdaq, One Liberty Plaza, 165 Broadway, New York, New York 10006.

VOTING PROCEDURES

If you are a shareholder of record, you may vote in person at the General Meeting.

We will give you a ballot sheet when you arrive. If you do not wish to vote in person or you will not be attending the General Meeting, you may vote by proxy. You may vote by proxy using the enclosed proxy card. To vote by proxy using the enclosed proxy card, complete, sign and date your proxy card and return it promptly in the envelope provided. If you intend to vote by proxy, your vote must be received by 11:59 p.m., local time on November 8, 2026 to be counted. Proxy cards may be returned by Internet, email or regular mail as set forth above under “Proxies”.

If your Shares are registered in your name, you are a shareholder of record with respect to those Shares. On the other hand, if your Shares are registered in the name of your broker or bank, your Shares are held in street name and you are considered the “beneficial owner” of the Shares. As the beneficial owner of those Shares, you have the right to direct your broker or bank how to vote your Shares, and you will receive separate instructions from your broker or bank describing how to vote your Shares.

If you give a proxy, you may revoke it at any time before it is exercised. You may revoke your proxy in three ways:

1.      You may send in another proxy with a later date.

2.      You may notify us in writing (or if the shareholder is a corporation, under its corporate seal, by an officer or attorney of the corporation) at our principal executive offices before the General Meeting that you are revoking your proxy.

3.      You may vote in person at the General Meeting.

If you intend to submit your vote by proxy, your proxy card must be returned no later than 11:59 p.m. (Eastern Time) on November 8, 2026, or the day before the date of any adjourned meeting.

RISK FACTORS

You should carefully consider all of the risks described in our IPO Prospectus, and all supplements thereto, all subsequent Quarterly Reports on Form 10-Q filed with the SEC and in the other reports we file with the SEC before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

If the Adjournment Proposal is not approved, and a quorum is present but an insufficient number of votes have been obtained to approve the Name Change Proposal and/or the Amended and Restated Memorandum and Articles of Association Proposal, the chairman may not have the ability to adjourn the General Meeting to a later date in circumstances where such adjournment is necessary to permit such Name Change to be approved.

If the Adjournment Proposal is presented to the General Meeting and is not approved, and a quorum is present but an insufficient number of votes have been obtained to approve the Name Change Proposal and/or the Amended and Restated Memorandum and Articles of Association Proposal, the chairman may not have the ability to adjourn the General Meeting to a later date in order to solicit further votes. In such event, such Name Change and Amended and Restated Memorandum and Articles of Association will not be approved.

PRINCIPAL SHAREHOLDERS

The following table sets forth certain information regarding beneficial ownership of our Ordinary Shares by each person who is known by us to beneficially own more than 5% of our Ordinary Shares. The table also identifies the share ownership of each of our directors, each of our named executive officers, and all directors and officers as a group. Except as otherwise indicated, the shareholders listed in the table have sole voting and investment powers with respect to the Ordinary Shares indicated. Our principal shareholders do not have different voting rights than any other holder of our Ordinary Shares.

We have determined beneficial ownership in accordance with the rules of the SEC. Under such rules, beneficial ownership includes any Ordinary Shares over which the individual has sole or shared voting power or investment power as well as any Ordinary Shares that the individual has the right to subscribe for within 60 days of September 10, 2026 through the exercise of any warrants or other rights. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and entities named in the table below have sole voting and investment power or the power to receive the economic benefit with respect to all Ordinary Shares that they beneficially own, subject to applicable community property laws. None of the shareholders listed in the table are a broker-dealer or an affiliate of a broker-dealer. Percentage ownership of our Ordinary Shares in the following table is based on 18,605,000 Class A Ordinary Shares, $0.0001 par value and 9,857,143 Class B Ordinary Shares, $0.0001 par value, issued and outstanding, as of September 10, 2026.

Name of Beneficial Owners(1)	Number of Class A Ordinary Shares	Percentage of Class(2)	Number of Class B Ordinary Shares	Percentage of Class	Total Shares	Voting Power(2)
JAB Acquisition Sponsor I, LLC(3)(4)	260,000	1.4%	9,857,143	100%	10,117,143	35.5%
Aristeia Capital, L.L.C.(5)	900,000	4.8%			900,000	3.2%
Decagon Asset Management LLP(6)	907,350	4.9%			907,350	3.2%
Magnetar Financial LLC(7)	1,100,000	5.9%			1,100,000	3.9%
Highbridge Capital Management LLC(8)	1,000,000	5.4%			1,000,000	3.5%
Feis Equities LLC(9)	897,422	4.8%			897,422	3.2%
Mizuho Financial Group, Inc.(10)	1,011,661	5.4%			1,011,661	3.6%
Officers and Directors:
Joshua Jagid(11)(13)	260,000	1.4%	9,857,143	100%	10,117,143	35.5%
Jack Bressman(12)(13)	260,000	1.4%	9,857,143	100%	10,117,143	35.5%
Luisa Ingargiola	35,000	*
David Pfeffer	30,000	*
Kyle Miller	30,000	*
All officers and directors as a group (5 persons)	355,000		9,857,143	100%	10,212,143	35.9%

____________

*        Less than 1% of issued and outstanding shares.

(1)      Unless otherwise noted, the business address of each of the following entities or individuals is c/o JAB Acquisition Corp I, 270 Sylvan Avenue, Suite 2230, Englewood Cliffs, New Jersey 07632.

(2)      Applicable percentage of voting securities prior to the date of this report is based on 18,605,000 Class A ordinary shares, $0.0001 par value and 9,857,143 Class B ordinary shares, $0.0001 par value, issued and outstanding, as of September 10, 2026, together with securities exercisable or convertible into Ordinary Shares within sixty (60) days as of such date for each shareholder. Voting power is calculated based on total outstanding Class A ordinary shares and Class B ordinary shares combined.

(3)      Consists of (i) 9,857,143 Class B ordinary shares (the “founder shares”) and (ii) 260,000 Class A ordinary shares included within the 260,000 private placement units purchased by JAB Acquisition Sponsor I, LLC (the “Sponsor”) in a private placement that closed simultaneously with the initial public offering.

(4)      JAB Acquisition Sponsor I, LLC is the record holder of the securities reported herein. Mr. Joshua Jagid, our Chairman and Chief Executive Officer, and Mr. Jack Bressman, our Chief Operating Officer, Chief Financial Officer, and Director, serve as the managing members of JAB Acquisition Sponsor I, LLC. By virtue of their positions and voting control over the managing body of the Sponsor, Messrs. Jagid and Bressman share voting and dispositive power over the securities held of record by the Sponsor. Each of Messrs. Jagid and Bressman disclaims beneficial ownership of the securities held by the Sponsor, except to the extent of his pecuniary interest therein. The business address of the Sponsor and each individual manager is c/o JAB Acquisition Corp I, 270 Sylvan Avenue Suite 2230, Englewood Cliffs, New Jersey 07632.

(5)      Based on a Schedule 13G filed with the Securities and Exchange Commission on August 14, 2026, by Aristeia Capital, L.L.C. (“Aristeia”). Aristeia acts as the investment manager to, and carries shared voting and dispositive control over the assets of, various underlying investment funds holding these securities. The reported 900,000 Class A ordinary shares consist of 900,000 public units, where each unit consists of one Class A ordinary share, one redeemable warrant, and one right to receive one-fourth (1/4) of a Class A ordinary share. Aristeia disclaims beneficial ownership of the underlying securities except to the extent of its pecuniary interest therein. The business address of Aristeia is One Greenwich Plaza, Suite 300, Greenwich, Connecticut 06830.

(6)      Based on a Schedule 13G filed on August 13, 2026 with the Securities and Exchange Commission, by Decagon Asset Management LLP and Mr. Benjamin John Durham (collectively, the “Decagon Reporting Persons”). Decagon Asset Management LLP serves as the investment manager to certain underlying private funds and accounts, and Mr. Durham serves as the controlling principal of the firm. By virtue of these relationships, the Decagon Reporting Persons may be deemed to possess shared voting and dispositive power over the 907,350 Class A ordinary shares reported herein. The business address of the Decagon Reporting Persons is 5 Swallow Place, London, United Kingdom, W1B 2AF.

(7)      Based on a Schedule 13G filed with the Securities and Exchange Commission on August 13, 2026, by Magnetar Financial LLC (“Magnetar Financial”), Magnetar Capital Partners LLC (“MCP”), Supernova Management LLC (“Supernova”), and Mr. Alec Litowitz (collectively, the “Magnetar Reporting Persons”). The shares reported are held for the account of various investment funds managed by Magnetar Financial, a registered investment adviser. MCP is the general partner of Magnetar Financial, and Supernova is the general partner of MCP. Mr. Litowitz is the manager of Supernova. Each of the Magnetar Reporting Persons shares voting and dispositive power over these shares. The business address of the Magnetar Reporting Persons is 1603 Orrington Avenue, 13th Floor, Evanston, Illinois 60201.

(8)      Based on a Schedule 13G filed with the Securities and Exchange Commission on August 14, 2026, by Highbridge Capital Management, LLC (“Highbridge”). Highbridge serves as the investment adviser to certain underlying funds and managed accounts and may be deemed to have beneficial ownership over the shares held by such funds. The business address of Highbridge is 277 Park Avenue, 48th Floor, New York, New York 10172.

(9)      Based on a Schedule 13G filed with the Securities and Exchange Commission on August 13, 2026, by Feis Equities LLC and Lawrence M. Feis (collectively, the “Feis Reporting Persons”). The Feis Reporting Persons share voting and dispositive control over the 897,422 Class A ordinary shares reported herein. The principal business address of the Feis Reporting Persons is 1740 Waukegan Road, Suite 206, Glenview, Illinois 60025.

(10)    Based on a Schedule 13G filed with the Securities and Exchange Commission on August 13, 2026, by Mizuho Financial Group, Inc. The shares reported are held directly for the account of Mizuho Securities USA LLC, a wholly owned subsidiary of Mizuho Financial Group, Inc. Mizuho Financial Group, Inc., Mizuho Bank, Ltd., and Mizuho Americas LLC may be deemed indirect beneficial owners of these shares and maintain sole voting and dispositive power over the entire block. The principal business address of Mizuho Financial Group, Inc. is 1-5-5, Otemachi, Chiyoda-ku, Tokyo 100-8176, Japan.

(11)    Represents shares held of record by JAB Acquisition Sponsor I, LLC. Mr. Joshua Jagid, our Chairman and Chief Executive Officer, is a managing member of JAB Acquisition Sponsor I, LLC and shares voting and dispositive power over the securities held by the Sponsor. Accordingly, Mr. Jagid may be deemed to beneficially own the shares held by the Sponsor. Mr. Jagid disclaims beneficial ownership of these shares except to the extent of his pecuniary interest therein. See Footnote (2) above.

(12)    Represents shares held of record by JAB Acquisition Sponsor I, LLC. Mr. Jack Bressman, our Chief Operating Officer, Chief Financial Officer, and Director, is a managing member of JAB Acquisition Sponsor I, LLC and shares voting and dispositive power over the securities held by the Sponsor. Accordingly, Mr. Bressman may be deemed to beneficially own the shares held by the Sponsor. Mr. Bressman disclaims beneficial ownership of these shares except to the extent of his pecuniary interest therein. See Footnote (2) above.

(13)    Does not include warrants and private rights underlying the respective interests of Messrs. Jagid and Bressman in the 260,000 private units.

PROPOSAL NO. 1 — THE NAME CHANGE PROPOSAL

Overview

The Company is a special purpose acquisition company incorporated under the laws of the Cayman Islands for the purpose of effecting a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination involving the Company, with one or more businesses or entities. On June 11, 2026, the Company consummated its Initial Public Offering of 17,250,000 units (the “Units” and, with respect to the ordinary shares included in the Units being offered, the “Public Shares”), including 2,250,000 Units issued pursuant to the exercise of the underwriters’ over-allotment option. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $172,500,000 (the “Public Proceeds”). Simultaneously with the closing of the Initial Public Offering, the Company completed the private sale of 260,000 Units (the “Private Units”) at a price of $10.00 per Unit in a private placement to the Company’s sponsor, JAB Acquisition Sponsor I, LLC (the “Sponsor”) generating gross proceeds to the Company of $2,600,000. Each Unit consists of one Class A ordinary share, one Right to receive one-fourth (¼th) of one Class A ordinary share and one redeemable Warrant to purchase one Class A ordinary share at a price of $11.50 per share, subject to certain adjustments.

Reasons for the Name Change Proposal

As previously disclosed, on August 17, 2026, JAB Acquisition Corp I (the “Company”) entered into a trademark settlement agreement (the “Settlement Agreement”) with a third party (the “Claimant”) to amicably resolve an outstanding trademark claim regarding the Company’s name and its trading symbol.

Under the terms of the Settlement Agreement, and to prevent any potential market or consumer confusion with the Claimant’s prior registered marks, the Company has agreed to alter its market presence. Consequently, the Company filed a request with the Nasdaq Stock Market LLC (“Nasdaq”) to voluntarily change its trading ticker symbols, and its Class A ordinary shares, units, warrants and rights began trading under the new ticker symbols ATLQ, ATLQU, ATLQW and ATLQR, respectively, on Monday, August 31, 2026.

In addition, pursuant to the terms of the Settlement Agreement, the Company intends to change its name from “JAB Acquisition Corp I” to “Atlantic Acquisition Corp I” (the “Name Change.”) Such Name Change shall become immediately effective upon approval by the shareholders of the Company.

Shareholders will not be required to exchange outstanding share certificates for new share certificates if the Name Change Proposal is approved.

Vote Required for Approval

The approval of the Name Change Proposal requires a special resolution, being a resolution passed by a majority of not less than two thirds (2/3) of the votes cast by the holders of the issued and outstanding Ordinary Shares as, being entitled to do so, voting together as a single class, vote in person or by proxy at the General Meeting or any adjournment thereof. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as a vote cast at the General Meeting and will have no effect on the outcome of the Name Change Proposal assuming a quorum is present.

Resolution

The resolution to be put to the shareholders to consider and to vote upon at the General Meeting in relation to the Name Change Proposal is as follows:

“IT IS RESOLVED, as a special resolution, that the Company’s name be changed from “JAB Acquisition Corp I” to “Atlantic Acquisition Corp I” with immediate effect (the Name Change).”

Recommendation of the Board

After careful consideration of all relevant factors, our Board has determined that the Name Change Proposal is in the best interests of the Company and its shareholders. Our Board has approved and declared advisable the approval of the Name Change Proposal.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE NAME CHANGE PROPOSAL.

PROPOSAL NO. 2 — THE AMENDED AND RESTATED MEMORANDUM AND ARTICLES OF ASSOCIATION PROPOSAL

Overview

It is proposed that, subject to the Name Change being approved, the Company adopt amended and restated memorandum and articles of association to reflect the Name Change.

Vote Required for Approval

The approval of the Amended and Restated Memorandum and Articles of Association Proposal requires a special resolution, being a resolution passed by a majority of not less than two thirds (2/3) of the votes cast by the holders of the issued and outstanding Ordinary Shares as, being entitled to do so, voting together as a single class, vote in person or by proxy at the General Meeting or any adjournment thereof. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as a vote cast at the General Meeting and will have no effect on the outcome of the Amended and Restated Memorandum and Articles of Association Proposal assuming a quorum is present.

Resolution

The resolution to be put to the shareholders to consider and to vote upon at the General Meeting in relation to the Amended and Restated Memorandum and Articles of Association Proposal is as follows:

“RESOLVED, as a special resolution, that, subject to and immediately following the Name Change being effected, the Company adopt amended and restated memorandum and articles of association, in the form attached to the notice of meeting and proxy statement delivered to shareholders and dated September 30, 2026, in substitution for, and to the exclusion of, the Company’s existing memorandum and articles of association, to reflect the Name Change.”

Recommendation of the Board

After careful consideration of all relevant factors, our Board has determined that the Amended and Restated Memorandum and Articles of Association Proposal is in the best interests of the Company and its shareholders. Our Board has approved and declared advisable the approval of the Amended and Restated Memorandum and Articles of Association Proposal.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE Amended and Restated Memorandum and Articles of Association PROPOSAL

PROPOSAL NO. 3 — THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if approved, will allow the chairman to adjourn the General Meeting to a later date or dates, or indefinitely, if necessary or convenient, to permit further solicitation of proxies if, based upon the tabulated vote at the time of the General Meeting, there are not sufficient votes to approve the Name Change Proposal and the Amended and Restated Memorandum and Articles of Association Proposal or if the Board determines that additional time is necessary to effectuate the Name Change.

If the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by the Company’s shareholders, the chairman may not be able to adjourn the General Meeting to a later date in the event, based on the tabulated votes, there are not sufficient votes at the time of the General Meeting to approve the Name Change Proposal and the Amended and Restated Memorandum and Articles of Association Proposal.

Vote Required for Approval

The approval of the Adjournment Proposal requires an ordinary resolution, being a resolution passed by a simple majority of the votes cast by holders of the issued and outstanding Ordinary Shares as, being entitled to do so, voting together as a single class, vote in person or by proxy at the General Meeting or any adjournment thereof. Abstentions, while considered present for the purposes of establishing a quorum, will not count as a vote cast at the General Meeting and will have no effect on the outcome of the Adjournment Proposal. Except for determining the presence or absence of a quorum for the transaction of business, absentees and broker non-votes are not counted for any purpose in determining whether a matter has been approved.

Resolution

The resolution to be put to the shareholders to consider and to vote upon at the General Meeting in relation to Adjournment Proposal is as follows:

“RESOLVED, as an ordinary resolution, to adjourn the General Meeting to a later date or dates, to be determined by the chairman of the General Meeting, or indefinitely, if necessary or convenient, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the General Meeting, there are not sufficient votes to approve the Name Change Proposal and/or the Amended and Restated Memorandum and Articles of Association Proposal, or if the Board determines that additional time is necessary to effectuate the Name Change.”

Recommendation of the Board

After careful consideration of all relevant factors, our Board has determined that the Adjournment Proposal is in the best interests of the Company and its shareholders. Therefore, if there are insufficient votes for, or otherwise in connection with, the approval of the Name Change and the Amended and Restated Memorandum and Articles of Association, our Board will approve and declare advisable the approval of the Adjournment Proposal.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE ADJOURNMENT PROPOSAL.

OTHER MATTERS

We are not aware of any matters other than those stated in this Proxy Statement that are to be presented for action at the General Meeting. If any other matters should properly come before the General Meeting, it is intended that proxies in the accompanying form will be voted on any such other matters in accordance with the judgment of the persons voting such proxies. Discretionary authority to vote on such matters is conferred by such proxies upon the persons voting them.

COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Shareholders wishing to communicate with the Board or any individual director may write to the Board or the individual director to the Board, JAB Acquisition Corp I, 270 Sylvan Avenue, Suite 2230, Englewood Cliffs, New Jersey 07632, (332) 203-6124. Any such communication must state the number of Shares beneficially owned by the shareholder making the communication. All such communications will be forwarded to the full Board or to any individual director or directors to whom the communication is directed unless the communication is clearly of a marketing nature or is unduly hostile, threatening, illegal, or similarly inappropriate, in which case the Company has the authority to discard the communication or take appropriate legal action regarding the communication.

HOUSEHOLDINGS OF PROXIES

SEC rules permit companies and intermediaries such as brokers to satisfy delivery requirements with respect to two or more shareholders sharing the same address by delivering a single Proxy Statement addressed to those shareholders. This process, which is commonly referred to as “householding”, can reduce the volume of duplicate information received at households. However, if shareholders prefer to receive multiple sets of the Company’s Proxy statement at the same address, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of the Company’s Proxy Statement, the shareholders should contact the Company at the following address: JAB Acquisition Corp I, 270 Sylvan Avenue, Suite 2230, Englewood Cliffs, New Jersey 07632.

WHERE YOU CAN FIND MORE INFORMATION

The Company files annual and current reports and other documents with the SEC under the Exchange Act. The Company’s SEC filings made electronically through the SEC’s EDGAR system are available to the public at the SEC’s website at http://www.sec.gov. You may read and copy any document the Company files at the website of the SEC referred to above. The Company’s file number with the SEC is 001-43341.

September 30, 2026	By Order of the Board of Directors
/s/ Joshua Jagid
	Name:	Joshua Jagid
	Title:	Chairman and Chief Executive Officer

ANNEX A

Companies Act (Revised)
of the Cayman Islands

Company Limited by Shares

Amended and Restated MEMORANDUM of Association OF Atlantic Acquisition Corp I (Adopted by special resolution passed on November 9, 2026)

Annex A-i

Companies Act (Revised)
Company Limited by Shares
Amended and Restated Memorandum of Association
of
Atlantic Acquisition Corp I
(Adopted by special resolution passed on November 9, 2026)

1       The name of the Company is Atlantic Acquisition Corp I.

2       The Company’s registered office will be situated at the office of Ogier Global (Cayman) Limited, 89 Nexus Way, Camana Bay, Grand Cayman, KY1-9009, Cayman Islands or at such other place in the Cayman Islands as the directors may at any time decide.

3       The Company’s objects are unrestricted. As provided by section 7(4) of the Companies Act (Revised), the Company has full power and authority to carry out any object not prohibited by any law of the Cayman Islands.

4       The Company has unrestricted corporate capacity. Without limitation to the foregoing, as provided by section 27 (2) of the Companies Act (Revised), the Company has and is capable of exercising all the functions of a natural person of full capacity irrespective of any question of corporate benefit.

5       Nothing in any of the preceding paragraphs permits the Company to carry on any of the following businesses without being duly licensed, namely:

(a)     the business of a bank or trust company without being licensed in that behalf under the Banks and Trust Companies Act (Revised); or

(b)    insurance business from within the Cayman Islands or the business of an insurance manager, agent, sub-agent or broker without being licensed in that behalf under the Insurance Act (Revised); or

(c)     the business of company management without being licensed in that behalf under the Companies Management Act (Revised).

6       Unless licensed to do so, the Company will not trade in the Cayman Islands with any person, firm or corporation except in furtherance of its business carried on outside the Cayman Islands. Despite this, the Company may effect and conclude contracts in the Cayman Islands and exercise in the Cayman Islands any of its powers necessary for the carrying on of its business outside the Cayman Islands.

7       The Company is a company limited by shares and accordingly the liability of each member is limited to the amount (if any) unpaid on that member’s shares.

8       The share capital of the Company is USD55,500 divided into 500,000,000 Class A Ordinary shares of USD0.0001 par value each, 50,000,000 Class B Ordinary shares of USD0.0001 par value each, 5,000,000 Preference shares of USD0.0001 par value each. However, subject to the Companies Act (Revised) and the Company’s articles of association, the Company has power to do any one or more of the following:

(a)     to redeem or repurchase any of its shares; and

(b)    to increase or reduce its capital; and

(c)     to issue any part of its capital (whether original, redeemed, increased or reduced):

(i)     with or without any preferential, deferred, qualified or special rights, privileges or conditions; or

(ii)    subject to any limitations or restrictions and unless the condition of issue expressly declares otherwise, every issue of shares (whether declared to be ordinary, preference or otherwise) is subject to this power; or

(d)    to alter any of those rights, privileges, conditions, limitations or restrictions.

9       The Company has power to register by way of continuation as a body corporate limited by shares under the laws of any jurisdiction outside the Cayman Islands and to be deregistered in the Cayman Islands.

Annex A-ii

Companies Act (Revised)
of the Cayman Islands

Company Limited by Shares

Amended and Restated Articles of Association OF ATLANTIC ACQUISITION CORP I (Adopted by special resolution passed on November 9, 2026)

Annex A-iii

CONTENTS

Annex A Page Nos.
1	Interpretation	A-1
2	Commencement of Business	A-5
3	Issue of Shares and other Securities	A-5
4	Register of Members	A-5
5	Closing Register of Members or Fixing Record Date	A-5
6	Certificates for Shares	A-6
7	Transfer of Shares	A-6
8	Redemption, Repurchase and Surrender of Shares	A-7
9	Treasury Shares	A-7
10	Variation of Rights of Shares	A-7
11	Commission on Sale of Shares	A-8
12	Non-Recognition of Trusts	A-8
13	Lien on Shares	A-8
14	Calls on Shares	A-8
15	Forfeiture of Shares	A-9
16	Transmission of Shares	A-10
17	Class B Share Conversion	A-10
18	Amendments of Memorandum and Articles and Alteration of Capital	A-11
19	Offices and Places of Business	A-12
20	General Meetings	A-12
21	Notice of General Meetings	A-12
22	Advance Notice for Business	A-12
23	Proceedings at General Meetings	A-13
24	Votes of Members	A-14
25	Proxies	A-14
26	Corporate Members	A-15
27	Shares that may not be Voted	A-15
28	Directors	A-15
29	Powers of Directors	A-15
30	Appointment and Removal of Directors	A-16
31	Vacation of Office of Director	A-16
32	Proceedings of Directors	A-16
33	Presumption of Assent	A-17
34	Directors’ Interests	A-17
35	Minutes	A-18
36	Delegation of Directors’ Powers	A-18
37	No Minimum Shareholding	A-19
38	Remuneration of Directors	A-19
39	Seal	A-19
40	Dividends, Distributions and Reserve	A-19
41	Capitalisation	A-20
42	Books of Account	A-20
43	Audit	A-21
44	Notices	A-22
45	Winding Up	A-22
46	Indemnity and Insurance	A-23
47	Financial Year	A-23
48	Transfer by Way of Continuation	A-23

Annex A-iv

Annex A Page Nos.
49	Mergers and Consolidations	A-24
50	Business Combination	A-24
51	Certain Tax Filings	A-26
52	Business Opportunities	A-26
53	Exclusive Jurisdiction	A-26

Annex A-v

Companies Act (Revised)
of the Cayman Islands

Company Limited by Shares

Amended and Restated Articles of Association

of

Atlantic Acquisition Corp I

(Adopted by special resolution passed on November 9, 2026)

Interpretation

In the Articles Table A in the First Schedule to the Statute does not apply and, unless there is something in the subject or context inconsistent therewith:

Affiliate

in respect of a person, means any other person that, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such person, and (a) in the case of a natural person, shall include, without limitation, such person’s spouse, parents, children, siblings, mother-in-law and father-in-law and brothers and sisters-in-law, whether by blood, marriage or adoption or anyone residing in such person’s home, a trust for the benefit of any of the foregoing, a company, partnership or any natural person or entity wholly or jointly owned by any of the foregoing and (b) in the case of an entity, shall include a partnership, a corporation or any natural person or entity which directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such entity.

Applicable Law

means, with respect to any person, all provisions of laws, statutes, ordinances, rules, regulations, permits, certificates, judgments, decisions, decrees or orders of any governmental authority applicable to such person.

Articles	means these amended and restated articles of association of the Company.
Audit Committee	means the audit committee of the board of Directors of the Company established pursuant to the Articles, or any successor committee.
Auditor	means the person for the time being performing the duties of auditor of the Company (if any).
Business Combination

means a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganisation or similar business combination involving the Company, with one or more businesses (the target business), and includes any transfer of the Company’s registration by way of continuation to another jurisdiction performed in connection therewith.

business day	means any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorised or obligated by law to close in New York City.
Cause

means a conviction for a criminal offence involving dishonesty or engaging in conduct which brings a Director or the Company into disrepute or which results in a material financial detriment to the Company.

Clearing House

means a clearing house recognised by the laws of the jurisdiction in which the Shares (or depositary receipts therefor) are listed or quoted on a stock exchange or interdealer quotation system in such jurisdiction.

Class A Share	means a Class A ordinary share of a par value of US$0.0001 in the share capital of the Company.

Annex A-1

Class B Share	means a Class B ordinary share of a par value of US$0.0001 in the share capital of the Company.
Company	means the above named company.
Company’s Website	means the website of the Company and/or its web-address or domain name, if any.
Compensation Committee	means the compensation committee of the board of Directors of the Company established pursuant to the Articles, or any successor committee.
Completion Window	means the period of time:
(a) commencing on, and including, the closing date of the IPO; and
(b) ending on either

(i)     the date that is 12 months after the closing date of the IPO, provided that the Company may, by resolution of the directors, extend such period of time up to two times, each by an additional three months, subject to the Sponsor depositing additional funds into the Trust Account in the amount and manner referred to in the Registration Statement;

(ii) such earlier date as the Directors may approve in accordance with the Articles; or
(iii) such later date as the Members may approve in accordance with the Articles.
Designated Stock Exchange

means any United States national securities exchange on which the securities of the Company are listed for trading, including, but not limited to, The Nasdaq Global Market, The Nasdaq Stock Market LLC, the NYSE American LLC, the New York Stock Exchange LLC or any over-the-counter (OTC) market.

Directors	means the directors for the time being of the Company.
Dividend	means any dividend (whether interim or final) resolved to be paid on Shares pursuant to the Articles.
Electronic Communication

means a communication sent by electronic means, including electronic posting to the Company’s Website, transmission to any number, address or internet website (including the website of the Securities and Exchange Commission) or other electronic delivery methods as otherwise decided and approved by the Directors.

Electronic Record	has the same meaning as in the Electronic Transactions Act.
Electronic Transactions Act	means the Electronic Transactions Act (Revised) of the Cayman Islands.
Equity-linked Securities

means any debt or equity securities that are convertible, exercisable or exchangeable for Class A Shares issued in a financing transaction in connection with a Business Combination, including but not limited to a private placement of equity or debt.

Exchange Act

means the United States Securities Exchange Act of 1934, as amended, or any similar U.S. federal statute and the rules and regulations of the Securities and Exchange Commission thereunder, all as the same shall be in effect at the time.

Founders	means all Members immediately prior to the consummation of the IPO.

Annex A-2

Independent Director	has the same meaning as in the rules and regulations of the Designated Stock Exchange or in Rule 10A-3 under the Exchange Act, as the case may be.
IPO	means the Company’s initial public offering of securities.
Member	has the same meaning as in the Statute.
Memorandum	means the amended and restated memorandum of association of the Company.
Nominating and Corporate Governance Committee	means any nominating and corporate governance committee of the board of Directors of the Company established pursuant to the Articles, or any successor committee.
Officer	means a person appointed to hold an office in the Company.
Ordinary Resolution	means a resolution:

(a)     passed by a simple majority of such Members as, being entitled to do so, vote in person or, where proxies are allowed, by proxy at a general meeting of the Company and where a poll is taken regard shall be had in computing a majority to the number of votes to which each Member is entitled; or

(b) approved in writing by all of the Members entitled to vote on such matter at a general meeting of the Company (or such lower threshold as may be allowed under the Statute from time to time).
Ordinary Shares	means Class A Shares and Class B Shares, collectively.
Over-Allotment Option

means the option of the Underwriters to purchase up to an additional 15% of the firm units (as described in the Articles) issued in the IPO at a price equal to US$10 per unit, less underwriting discounts and commissions.

Preference Share	means a preference share of a par value of US$0.0001 in the share capital of the Company.
Private Placement Units	means the private placement units issued to the Sponsor in a private placement that will close simultaneously with the closing of the IPO.
Public Share	means a Class A Share issued as part of the units (as described in the Articles) issued in the IPO.
Redemption Notice	means a notice in a form approved by the Directors by which a holder of Public Shares is entitled to require the Company to redeem its Public Shares, subject to any conditions contained therein.
Register of Members	means the register of members of the Company maintained in accordance with the Statute and includes (except where otherwise stated) any branch or duplicate register of members.
Registered Office	means the registered office for the time being of the Company.
Registration Statement	means Company’s registration statement on Form S-1 filed with the United States Securities and Exchange Commission in connection with the IPO.
Representative	means a representative of the Underwriters.
Seal	means the common seal of the Company and includes every duplicate seal.
Securities and Exchange Commission	means the United States Securities and Exchange Commission.
Share	means a Class A Share, a Class B Share or a Preference Share and includes a fraction of a share in the Company.

Annex A-3

Special Resolution

means a special resolution of the Company passed in accordance with the Statute, being a resolution:

(a)     passed by a majority of at least two-thirds (or such other threshold as may be specified under the Statute from time to time), other than with respect to amending either of Articles 30.1 or 48.2 (except where such amendment is proposed in respect of the consummation of a Business Combination) where such majority shall be at least ninety per cent (90%), of such Members as, being entitled to do so, vote in person or, where proxies are allowed, by proxy at a general meeting of the Company of which notice specifying the intention to propose the resolution as a special resolution has been duly given and where a poll is taken regard shall be had in computing a majority to the number of votes to which each Member is entitled; or

(b)    approved in writing by all of the Members entitled to vote at a general meeting of the Company (or such lower threshold as may be allowed under the Statute from time to time).

Sponsor	means JAB Acquisition Sponsor I, LLC, a Delaware limited liability company, and its successors or assigns.
Statute	means the Companies Act (Revised) of the Cayman Islands.
Tax Filing Authorised Person	means such person as any Director shall designate from time to time, acting severally.
Treasury Share	means a Share held in the name of the Company as a treasury share in accordance with the Statute.
Trust Account

means the trust account established by the Company upon the consummation of its IPO and into which a certain amount of the net proceeds of the IPO, together with a certain amount of the proceeds of the Private Placement Units, will be deposited.

Underwriter	means an underwriter of the IPO from time to time and any successor underwriter.

In the Articles:

words importing the singular number include the plural number and vice versa;

words importing the masculine gender include the feminine gender;

words importing persons include corporations as well as any other legal or natural person;

“written” and “in writing” include all modes of representing or reproducing words in visible form, including in the form of an Electronic Record;

“shall” shall be construed as imperative and “may” shall be construed as permissive;

references to provisions of any law or regulation shall be construed as references to those provisions as amended, modified, re-enacted or replaced;

any phrase introduced by the terms “including”, “include”, “in particular” or any similar expression shall be construed as illustrative and shall not limit the sense of the words preceding those terms;

the term “and/or” is used herein to mean both “and” as well as “or.” The use of “and/or” in certain contexts in no respects qualifies or modifies the use of the terms “and” or “or” in others. The term “or” shall not be interpreted to be exclusive and the term “and” shall not be interpreted to require the conjunctive (in each case, unless the context otherwise requires);

headings are inserted for reference only and shall be ignored in construing the Articles;

Annex A-4

any requirements as to delivery under the Articles include delivery in the form of an Electronic Record;

any requirements as to execution or signature under the Articles including the execution of the Articles themselves can be satisfied in the form of an electronic signature as defined in the Electronic Transactions Act;

sections 8 and 19(3) of the Electronic Transactions Act shall not apply;

the term “clear days” in relation to the period of a notice means that period excluding the day when the notice is received or deemed to be received and the day for which it is given or on which it is to take effect; and

the term “holder” in relation to a Share means a person whose name is entered in the Register of Members as the holder of such Share.

Commencement of Business

The business of the Company may be commenced as soon after incorporation of the Company as the Directors shall see fit.

The Directors may pay, out of the capital or any other monies of the Company, all expenses incurred in or about the formation and establishment of the Company, including the expenses of registration.

Issue of Shares and other Securities

Subject to the provisions, if any, in the Memorandum (and to any direction that may be given by the Company in general meeting) and, where applicable, the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law, and without prejudice to any rights attached to any existing Shares, the Directors may allot, issue, grant options over or otherwise dispose of Shares (including fractions of a Share) with or without preferred, deferred or other rights or restrictions, whether in regard to Dividends or other distributions, voting, return of capital or otherwise and to such persons, at such times and on such other terms as they think proper, and may also (subject to the Statute and the Articles) vary such rights, save that the Directors shall not allot, issue, grant options over or otherwise dispose of Shares (including fractions of a Share) to the extent that it may affect the ability of the Company to carry out a Class B Share Conversion set out in the Articles.

The Company may issue rights, options, warrants or convertible securities or securities of similar nature conferring the right upon the holders thereof to subscribe for, purchase or receive any class of Shares or other securities in the Company on such terms as the Directors may from time to time determine.

The Company may issue units of securities in the Company, which may be comprised of whole or fractional Shares, rights, options, warrants or convertible securities or securities of similar nature conferring the right upon the holders thereof to subscribe for, purchase or receive any class of Shares or other securities in the Company, upon such terms as the Directors may from time to time determine. The securities comprising any such units which are issued pursuant to the IPO can only be traded separately from one another on the 52nd day following the date of the prospectus relating to the IPO unless the Representative(s) determines that an earlier date is acceptable, subject to the Company having filed a current report on Form 8-K with the Securities and Exchange Commission and a press release announcing when such separate trading will begin. Prior to such date, the units can be traded, but the securities comprising such units cannot be traded separately from one another.

The Company shall not issue Shares to bearer.

Register of Members

The Company shall maintain or cause to be maintained the Register of Members in accordance with the Statute.

The Directors may determine that the Company shall maintain one or more branch registers of Members in accordance with the Statute. The Directors may also determine which Register of Members shall constitute the principal register and which shall constitute the branch register or registers, and to vary such determination from time to time.

Closing Register of Members or Fixing Record Date

For the purpose of determining Members entitled to notice of, or to vote at any meeting of Members or any adjournment thereof, or Members entitled to receive payment of any Dividend or other distribution, or in order to make a determination of Members for any other purpose, the Directors may, after notice has been given by advertisement in

Annex A-5

an appointed newspaper or any other newspaper or by any other means in accordance with the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law, provide that the Register of Members shall be closed for transfers for a stated period which shall not in any case exceed forty days.

In lieu of, or apart from, closing the Register of Members, the Directors may fix in advance or arrears a date as the record date for any such determination of Members entitled to notice of, or to vote at any meeting of the Members or any adjournment thereof, or for the purpose of determining the Members entitled to receive payment of any Dividend or other distribution, or in order to make a determination of Members for any other purpose.

If the Register of Members is not so closed and no record date is fixed for the determination of Members entitled to notice of, or to vote at, a meeting of Members or Members entitled to receive payment of a Dividend or other distribution, the date on which notice of the meeting is sent or the date on which the resolution of the Directors resolving to pay such Dividend or other distribution is passed, as the case may be, shall be the record date for such determination of Members. When a determination of Members entitled to vote at any meeting of Members has been made as provided in this Article, such determination shall apply to any adjournment thereof.

Certificates for Shares

A Member shall only be entitled to a share certificate if the Directors resolve that share certificates shall be issued. Share certificates representing Shares, if any, shall be in such form as the Directors may determine. Share certificates shall be signed by one or more Directors or other person authorised by the Directors. The Directors may authorise certificates to be issued with the authorised signature(s) affixed by mechanical process. All certificates for Shares shall be consecutively numbered or otherwise identified and shall specify the Shares to which they relate. All certificates surrendered to the Company for transfer shall be cancelled and, subject to the Articles, no new certificate shall be issued until the former certificate representing a like number of relevant Shares shall have been surrendered and cancelled.

The Company shall not be bound to issue more than one certificate for Shares held jointly by more than one person and delivery of a certificate to one joint holder shall be a sufficient delivery to all of them.

If a share certificate is defaced, worn out, lost or destroyed, it may be renewed on such terms (if any) as to evidence and indemnity and on the payment of such expenses reasonably incurred by the Company in investigating evidence, as the Directors may prescribe, and (in the case of defacement or wearing out) upon delivery of the old certificate.

Every share certificate sent in accordance with the Articles will be sent at the risk of the Member or other person entitled to the certificate. The Company will not be responsible for any share certificate lost or delayed in the course of delivery.

Share certificates shall be issued within the relevant time limit as prescribed by the Statute, if applicable, or as the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law may from time to time determine, whichever is shorter, after the allotment or, except in the case of a Share transfer which the Company is for the time being entitled to refuse to register and does not register, after lodgement of a Share transfer with the Company.

Transfer of Shares

Subject to the terms of the Articles, any Member may transfer all or any of his Shares by an instrument of transfer provided that such transfer complies with the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law. If the Shares in question were issued in conjunction with rights, options, warrants or units issued pursuant to the Articles on terms that one cannot be transferred without the other, the Directors shall refuse to register the transfer of any such Share without evidence satisfactory to them of the like transfer of such right, option, warrant or unit.

The instrument of transfer of any Share shall be in writing in the usual or common form or in a form prescribed by the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law or in any other form approved by the Directors and shall be executed by or on behalf of the transferor (and if the Directors so require, signed by or on behalf of the transferee) and may be under hand or, if the transferor or transferee is a Clearing House or its nominee(s), by hand

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or by machine imprinted signature or by such other manner of execution as the Directors may approve from time to time. The transferor shall be deemed to remain the holder of a Share until the name of the transferee is entered in the Register of Members.

Redemption, Repurchase and Surrender of Shares

Subject to the provisions of the Statute, and, where applicable, the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law, the Company may issue Shares that are to be redeemed or are liable to be redeemed at the option of the Member or the Company. The redemption of such Shares, except Public Shares, shall be effected in such manner and upon such other terms as the Company may, by Special Resolution, determine before the issue of such Shares. With respect to redeeming or repurchasing the Shares:

Members who hold Public Shares are entitled to request the redemption of such Shares in the circumstances described in the Business Combination Article hereof;

Class B Shares held by the Founders shall be surrendered by the Founders for no consideration to the extent that the Over-Allotment Option is not exercised in full so that the Founders will own 35% of the Company’s issued Ordinary Shares following the closing of the IPO (exclusive of any Class A Shares that are included in the Private Placement Units; and

Public Shares shall be repurchased by way of tender offer in the circumstances set out in the Business Combination Article hereof.

Subject to the provisions of the Statute, and, where applicable, the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law, the Company may purchase its own Shares (including any redeemable Shares) in such manner and on such other terms as the Directors may agree with the relevant Member or in the manner set out in the Business Combination Article hereof. For the avoidance of doubt, redemptions, repurchases and surrenders of Shares in the circumstances described in the Article above shall not require further approval of the Members.

The Company may make a payment in respect of the redemption or purchase of its own Shares in any manner permitted by the Statute, including out of capital.

The Directors may accept the surrender for no consideration of any fully paid Share.

Treasury Shares

The Directors may, prior to the purchase, redemption or surrender of any Share, determine that such Share shall be held as a Treasury Share.

The Directors may determine to cancel a Treasury Share or transfer a Treasury Share on such terms as they think proper (including, without limitation, for nil consideration).

Variation of Rights of Shares

Subject to Article 3.1, if at any time the share capital of the Company is divided into different classes of Shares, all or any of the rights attached to any class (unless otherwise provided by the terms of issue of the Shares of that class) may, whether or not the Company is being wound up, be varied without the consent of the holders of the issued Shares of that class where such variation is considered by the Directors not to have a material adverse effect upon such rights; otherwise, any such variation shall be made only with the consent in writing of the holders of not less than two-thirds of the issued Shares of that class (other than with respect to a waiver of the provisions of the Class B Share Conversion Article hereof, which as stated therein shall only require the consent in writing of the holders of a majority of the issued Shares of that class), or with the approval of a resolution passed by a majority of not less than two-thirds of the votes cast at a separate meeting of the holders of the Shares of that class. For the avoidance of doubt, the Directors reserve the right, notwithstanding that any such variation may not have a material adverse effect, to obtain consent from the holders of Shares of the relevant class. To any such meeting all the provisions of the Articles relating to general meetings shall apply mutatis mutandis, except that the necessary quorum shall be one person holding or representing by proxy at least one-third of the issued Shares of the class and that any holder of Shares of the class present in person or by proxy may demand a poll.

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For the purposes of a separate class meeting, the Directors may treat two or more or all the classes of Shares as forming one class of Shares if the Directors consider that such class of Shares would be affected in the same way by the proposals under consideration, but in any other case shall treat them as separate classes of Shares.

The rights conferred upon the holders of the Shares of any class issued with preferred or other rights shall not, unless otherwise expressly provided by the terms of issue of the Shares of that class, be deemed to be varied: (i) by the creation or issue of further Shares ranking pari passu therewith or Shares issued with preferred or other rights; or (ii) where the constitutional documents of the Company are amended or new constitutional documents of the Company are adopted, in each case, as a result of the Company undertaking a transfer by way of continuation to a jurisdiction outside the Cayman Islands.

Commission on Sale of Shares

The Company may, in so far as the Statute permits, pay a commission to any person in consideration of his subscribing or agreeing to subscribe (whether absolutely or conditionally) or procuring or agreeing to procure subscriptions (whether absolutely or conditionally) for any Shares. Such commissions may be satisfied by the payment of cash and/or the issue of fully or partly paid-up Shares. The Company may also on any issue of Shares pay such brokerage as may be lawful.

Non-Recognition of Trusts

The Company shall not be bound by or compelled to recognise in any way (even when notified) any equitable, contingent, future or partial interest in any Share, or (except only as is otherwise provided by the Articles or the Statute) any other rights in respect of any Share other than an absolute right to the entirety thereof in the holder.

Lien on Shares

The Company shall have a first and paramount lien on all Shares (whether fully paid-up or not) registered in the name of a Member (whether solely or jointly with others) for all debts, liabilities or engagements to or with the Company (whether presently payable or not) by such Member or his estate, either alone or jointly with any other person, whether a Member or not, but the Directors may at any time declare any Share to be wholly or in part exempt from the provisions of this Article. The registration of a transfer of any such Share shall operate as a waiver of the Company’s lien thereon. The Company’s lien on a Share shall also extend to any amount payable in respect of that Share.

The Company may sell, in such manner as the Directors think fit, any Shares on which the Company has a lien, if a sum in respect of which the lien exists is presently payable, and is not paid within fourteen clear days after notice has been received or deemed to have been received by the holder of the Shares, or to the person entitled to it in consequence of the death or bankruptcy of the holder, demanding payment and stating that if the notice is not complied with the Shares may be sold.

To give effect to any such sale the Directors may authorise any person to execute an instrument of transfer of the Shares sold to, or in accordance with the directions of, the purchaser. The purchaser or his nominee shall be registered as the holder of the Shares comprised in any such transfer, and he shall not be bound to see to the application of the purchase money, nor shall his title to the Shares be affected by any irregularity or invalidity in the sale or the exercise of the Company’s power of sale under the Articles.

The net proceeds of such sale after payment of costs, shall be applied in payment of such part of the amount in respect of which the lien exists as is presently payable and any balance shall (subject to a like lien for sums not presently payable as existed upon the Shares before the sale) be paid to the person entitled to the Shares at the date of the sale.

Calls on Shares

Subject to the terms of the allotment and issue of any Shares, the Directors may make calls upon the Members in respect of any monies unpaid on their Shares (whether in respect of par value or premium), and each Member shall (subject to receiving at least fourteen clear days’ notice specifying the time or times of payment) pay to the Company at the time or times so specified the amount called on the Shares. A call may be revoked or postponed, in whole or in part, as the Directors may determine. A call may be required to be paid by instalments. A person upon whom a call is made shall remain liable for calls made upon him notwithstanding the subsequent transfer of the Shares in respect of which the call was made.

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A call shall be deemed to have been made at the time when the resolution of the Directors authorising such call was passed.

The joint holders of a Share shall be jointly and severally liable to pay all calls in respect thereof.

If a call remains unpaid after it has become due and payable, the person from whom it is due shall pay interest on the amount unpaid from the day it became due and payable until it is paid at such rate as the Directors may determine (and in addition all expenses that have been incurred by the Company by reason of such non-payment), but the Directors may waive payment of the interest or expenses wholly or in part.

An amount payable in respect of a Share on issue or allotment or at any fixed date, whether on account of the par value of the Share or premium or otherwise, shall be deemed to be a call and if it is not paid all the provisions of the Articles shall apply as if that amount had become due and payable by virtue of a call.

The Directors may issue Shares with different terms as to the amount and times of payment of calls, or the interest to be paid.

The Directors may, if they think fit, receive an amount from any Member willing to advance all or any part of the monies uncalled and unpaid upon any Shares held by him, and may (until the amount would otherwise become payable) pay interest at such rate as may be agreed upon between the Directors and the Member paying such amount in advance.

No such amount paid in advance of calls shall entitle the Member paying such amount to any portion of a Dividend or other distribution payable in respect of any period prior to the date upon which such amount would, but for such payment, become payable.

Forfeiture of Shares

If a call or instalment of a call remains unpaid after it has become due and payable the Directors may give to the person from whom it is due not less than fourteen clear days’ notice requiring payment of the amount unpaid together with any interest which may have accrued and any expenses incurred by the Company by reason of such non-payment. The notice shall specify where payment is to be made and shall state that if the notice is not complied with the Shares in respect of which the call was made will be liable to be forfeited.

If the notice is not complied with, any Share in respect of which it was given may, before the payment required by the notice has been made, be forfeited by a resolution of the Directors. Such forfeiture shall include all Dividends, other distributions or other monies payable in respect of the forfeited Share and not paid before the forfeiture.

A forfeited Share may be sold, re-allotted or otherwise disposed of on such terms and in such manner as the Directors think fit and at any time before a sale, re-allotment or disposition the forfeiture may be cancelled on such terms as the Directors think fit. Where for the purposes of its disposal a forfeited Share is to be transferred to any person the Directors may authorise some person to execute an instrument of transfer of the Share in favour of that person.

A person any of whose Shares have been forfeited shall cease to be a Member in respect of them and shall surrender to the Company for cancellation the certificate for the Shares forfeited and shall remain liable to pay to the Company all monies which at the date of forfeiture were payable by him to the Company in respect of those Shares together with interest at such rate as the Directors may determine, but his liability shall cease if and when the Company shall have received payment in full of all monies due and payable by him in respect of those Shares.

A certificate in writing under the hand of one Director or Officer that a Share has been forfeited on a specified date shall be conclusive evidence of the facts stated in it as against all persons claiming to be entitled to the Share. The certificate shall (subject to the execution of an instrument of transfer) constitute a good title to the Share and the person to whom the Share is sold or otherwise disposed of shall not be bound to see to the application of the purchase money, if any, nor shall his title to the Share be affected by any irregularity or invalidity in the proceedings in reference to the forfeiture, sale or disposal of the Share.

The provisions of the Articles as to forfeiture shall apply in the case of non-payment of any sum which, by the terms of issue of a Share, becomes payable at a fixed time, whether on account of the par value of the Share or by way of premium as if it had been payable by virtue of a call duly made and notified.

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Transmission of Shares

If a Member dies, the survivor or survivors (where he was a joint holder), or his legal personal representatives (where he was a sole holder), shall be the only persons recognised by the Company as having any title to his Shares. The estate of a deceased Member is not thereby released from any liability in respect of any Share, for which he was a joint or sole holder.

Any person becoming entitled to a Share in consequence of the death or bankruptcy or liquidation or dissolution of a Member (or in any other way than by transfer) may, upon such evidence being produced as may be required by the Directors, elect, by a notice in writing sent by him to the Company, either to become the holder of such Share or to have some person nominated by him registered as the holder of such Share. If he elects to have another person registered as the holder of such Share he shall sign an instrument of transfer of that Share to that person. The Directors shall, in either case, have the same right to decline or suspend registration as they would have had in the case of a transfer of the Share by the relevant Member before his death or bankruptcy or liquidation or dissolution, as the case may be.

A person becoming entitled to a Share by reason of the death or bankruptcy or liquidation or dissolution of a Member (or in any other case than by transfer) shall be entitled to the same Dividends, other distributions and other advantages to which he would be entitled if he were the holder of such Share. However, he shall not, before becoming a Member in respect of a Share, be entitled in respect of it to exercise any right conferred by membership in relation to general meetings of the Company and the Directors may at any time give notice requiring any such person to elect either to be registered himself or to have some person nominated by him be registered as the holder of the Share (but the Directors shall, in either case, have the same right to decline or suspend registration as they would have had in the case of a transfer of the Share by the relevant Member before his death or bankruptcy or liquidation or dissolution or any other case than by transfer, as the case may be). If the notice is not complied with within ninety days of being received or deemed to be received (as determined pursuant to the Articles), the Directors may thereafter withhold payment of all Dividends, other distributions, bonuses or other monies payable in respect of the Share until the requirements of the notice have been complied with.

Class B Share Conversion

The rights attaching to the Class A Shares and Class B Shares shall rank pari passu in all respects, and the Class A Shares and Class B Shares shall vote together as a single class on all matters (subject to the Variation of Rights of Shares Article, the Appointment and Removal of Directors Article and the Transfer by Way of Continuation Article) with the exception that the holder of a Class B Share shall have the conversion rights referred to in this Article.

Class B Shares may be converted into Class A Shares on a one-for-one basis at any time and from time to time prior to the consummation of a Business Combination at the option of the holder.

Any Class B Shares not converted into Class A Shares pursuant to Article 17.2 above shall automatically convert into Class A Shares on a one-for-one basis (the Initial Conversion Ratio) concurrently with or immediately following the consummation of a Business Combination.

Notwithstanding the Initial Conversion Ratio, in the case that additional Class A Shares or any other Equity-linked Securities, are issued, or deemed issued, in excess of the amounts issued in the IPO (including pursuant to the Over-Allotment Option) and related to or in connection with the consummation of a Business Combination, all Class B Shares in issue shall automatically convert into Class A Shares concurrently with or immediately following the consummation of a Business Combination, the ratio for which the Class B Shares shall convert into Class A Shares will be adjusted so that the number of Class A Shares issuable upon conversion of all Class B Shares will equal, in the aggregate, 35% of the sum of:

the total number of all Class A Shares issued and outstanding upon the closing of the IPO (including any Class A Shares issued pursuant to the Over-Allotment Option and excluding any Class A Shares included in the Private Placement Units); plus all Class A Shares and Equity-linked Securities issued or deemed issued related to or in connection with the consummation of a Business Combination, excluding any Shares or Equity-linked Securities issued, or to be issued, to any seller in a Business Combination and any private placement-equivalent units issued to the Sponsor or an Affiliate of the Sponsor or to the Company’s Officers and Directors upon the conversion of working capital loans made to the Company; minus

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the number of Public Shares redeemed in connection with a Business Combination or certain amendments to these Articles pursuant to Article 50.8.

Notwithstanding anything to the contrary contained herein, the foregoing adjustment to the Initial Conversion Ratio may be waived as to any particular issuance or deemed issuance of additional Class A Shares or Equity-linked Securities by the written consent or agreement of holders of a majority of the Class B Shares then in issue consenting or agreeing separately as a separate class in the manner provided in the Variation of Rights of Shares Article hereof.

The foregoing conversion ratio shall also be adjusted to account for any subdivision (by share split, subdivision, exchange, capitalisation, rights issue, reclassification, recapitalisation or otherwise) or combination (by reverse share split, share consolidation, exchange, reclassification, recapitalisation or otherwise) or similar reclassification or recapitalisation of the Class A Shares in issue into a greater or lesser number of Shares occurring after the original filing of the Articles without a proportionate and corresponding subdivision, combination or similar reclassification or recapitalisation of the Class B Shares in issue.

Each Class B Share shall convert into its pro-rata number of Class A Shares pursuant to this Article. The pro-rata share for each holder of Class B Shares will be determined as follows: each Class B Share shall convert into such number of Class A Shares as is equal to the product of one (1) multiplied by a fraction, the numerator of which shall be the total number of Class A Shares into which all of the Class B Shares in issue shall be converted pursuant to this Article and the denominator of which shall be the total number of Class B Shares in issue at the time of conversion.

References in this Article to “converted”, “conversion” or “exchange” shall mean the compulsory redemption without notice of Class B Shares of any Member and, on behalf of such Members, automatic application of such redemption proceeds in paying for such new Class A Shares into which the Class B Shares have been converted or exchanged at a price per Class B Share necessary to give effect to a conversion or exchange calculated on the basis that the Class A Shares to be issued as part of the conversion or exchange will be issued at par. The Class A Shares to be issued on an exchange or conversion shall be registered in the name of such Member or in such name as the Member may direct.

Notwithstanding anything to the contrary in this Article, in no event shall any Class B Share convert into Class A Shares at a ratio that is less than one for one.

Amendments of Memorandum and Articles and Alteration of Capital

The Company may by Ordinary Resolution:

increase its share capital by such sum as the Ordinary Resolution shall prescribe and with such rights, priorities and privileges annexed thereto, as the Company in general meeting may determine;

consolidate and divide all or any of its share capital into Shares of larger amount than its existing Shares;

convert all or any of its paid-up Shares into stock, and reconvert that stock into paid-up Shares of any denomination;

by subdivision of its existing Shares or any of them divide the whole or any part of its share capital into Shares of smaller amount than is fixed by the Memorandum or into Shares without par value; and

cancel any Shares that at the date of the passing of the Ordinary Resolution have not been taken or agreed to be taken by any person and diminish the amount of its share capital by the amount of the Shares so cancelled.

All new Shares created in accordance with the provisions of the preceding Article shall be subject to the same provisions of the Articles with reference to the payment of calls, liens, transfer, transmission, forfeiture and otherwise as the Shares in the original share capital.

Subject to the provisions of the Statute, the provisions of the Articles as regards the matters to be dealt with by Ordinary Resolution and Article 48.2, the Company may by Special Resolution:

change its name;

alter or add to the Articles (subject to Article 48.2);

alter or add to the Memorandum with respect to any objects, powers or other matters specified therein; and

reduce its share capital or any capital redemption reserve fund.

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Offices and Places of Business

Subject to the provisions of the Statute, the Company may by resolution of the Directors change the location of its Registered Office. The Company may, in addition to its Registered Office, maintain such other offices or places of business as the Directors determine.

General Meetings

All general meetings other than annual general meetings shall be called extraordinary general meetings.

The Company may, but shall not (unless required by the Statute) be obliged to, in each year hold a general meeting as its annual general meeting, and shall specify the meeting as such in the notices calling it. Any annual general meeting shall be held at such time and place as the Directors shall appoint. At these meetings the report of the Directors (if any) shall be presented.

The Directors, the chief executive officer or the chairman of the board of Directors may call general meetings and, for the avoidance of doubt, except as expressly provided in Article 20.4 below, Members shall not have the ability to call general meetings.

If at any time there are no Directors, any two (2) Members (or if there is only one (1) Member then that Member) entitled to vote at general meetings of the Company may convene a general meeting in the same manner as nearly as possible as that in which general meetings may be convened by the Directors.

Notice of General Meetings

At least five (5) clear days’ notice shall be given of any general meeting. Every notice shall specify the place, the day and the hour of the meeting and the general nature of the business to be conducted at the general meeting and shall be given in the manner hereinafter mentioned or in such other manner if any as may be prescribed by the Company, provided that a general meeting of the Company shall, whether or not the notice specified in this Article has been given and whether or not the provisions of the Articles regarding general meetings have been complied with, be deemed to have been duly convened if it is so agreed:

in the case of an annual general meeting, by all of the Members entitled to attend and vote thereat; and

in the case of an extraordinary general meeting, by a majority in number of the Members having a right to attend and vote at the meeting, together holding not less than ninety-five per cent (95%) in par value of the Shares giving that right.

The accidental omission to give notice of a general meeting to, or the non-receipt of notice of a general meeting by, any person entitled to receive such notice shall not invalidate the proceedings of that general meeting.

Advance Notice for Business

Members seeking to bring business before an annual general meeting of the Company, or to nominate candidates for appointment as Directors at an annual general meeting, must provide written notice of such business to the Company. Such notice must be received by the Company by the Company’s secretary (or, if none is appointed, any other Officer) at its principal office no later than the close of business on the 90th day nor earlier than the close of business on the 150th day prior to the anniversary date of the immediately preceding annual general meeting. Pursuant to Rule 14a-8 under the Exchange Act, proposals seeking inclusion in the annual proxy statement must comply with the notice periods contained therein.

To be in proper written form, a Member’s notice to the Company’s secretary (or, if none is appointed, any other Officer) with respect to any business (other than nominations) must set forth as to each such matter such Member proposes to bring before the annual general meeting (i) a brief description of the business desired to be brought before the annual general meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event such business includes a proposal to amend these Articles, the language of the proposed amendment) and the reasons for conducting such business at the annual general meeting, (ii) the name and record address of such Member and the name and address of the beneficial owner, if any, on whose behalf the proposal is made, (iii) the class and number of Shares that are owned beneficially and of record by such Member and by the beneficial owner, if any, on whose behalf the proposal is made, (iv) a description of all arrangements or understandings between such Member

Annex A-12

and the beneficial owner, if any, on whose behalf the proposal is made and any other person or persons (including their names) in connection with the proposal of such business by such Member, (v) any material interest of such Member and the beneficial owner, if any, on whose behalf the proposal is made in such business and (vi) a representation that such Member intends to appear in person or by proxy at the annual general meeting to bring such business before the annual general meeting.

Proceedings at General Meetings

No business shall be transacted at any general meeting unless a quorum is present. The holders of at least one-third of the Shares being individuals present in person or by proxy or if a corporation or other non-natural person by its duly authorised representative or proxy shall be a quorum.

A person may participate at a general meeting by conference telephone or other communications equipment by means of which all the persons participating in the meeting can communicate with each other. Participation by a person in a general meeting in this manner is treated as presence in person at that meeting.

A resolution (including a Special Resolution) in writing (in one or more counterparts) signed by or on behalf of all of the Members for the time being entitled to receive notice of and to attend and vote at general meetings (or, being corporations or other non-natural persons, signed by their duly authorised representatives) shall be as valid and effective as if the resolution had been passed at a general meeting of the Company duly convened and held.

If a quorum is not present within half an hour from the time appointed for the meeting to commence or if during such a meeting a quorum ceases to be present, the meeting shall stand adjourned to the same day in the next week at the same time and/or place or to such other day, time and/or place as the Directors may determine, and if at the adjourned meeting a quorum is not present within half an hour from the time appointed for the meeting to commence, the Members present shall be a quorum.

The Directors may, at any time prior to the time appointed for the meeting to commence, appoint any person to act as chairman of a general meeting of the Company or, if the Directors do not make any such appointment, the chairman, if any, of the board of Directors shall preside as chairman at such general meeting. If there is no such chairman, or if he shall not be present within fifteen minutes after the time appointed for the meeting to commence, or is unwilling to act, the Directors present shall elect one of their number to be chairman of the meeting. The chairman from time to time may adopt certain rules and regulations for the conduct of meetings as he or she sees fit.

If no Director is willing to act as chairman or if no Director is present within fifteen minutes after the time appointed for the meeting to commence, the Members present shall choose one of their number to be chairman of the meeting.

The chairman may, with the consent of a meeting at which a quorum is present (and shall if so directed by the meeting) adjourn the meeting from time to time and from place to place, but no business shall be transacted at any adjourned meeting other than the business left unfinished at the meeting from which the adjournment took place.

When a general meeting is adjourned for thirty days or more, notice of the adjourned meeting shall be given as in the case of an original meeting. Otherwise it shall not be necessary to give any such notice of an adjourned meeting.

If, prior to a Business Combination, a notice is issued in respect of a general meeting and the Directors, in their absolute discretion, consider that it is impractical or undesirable for any reason to hold that general meeting at the place, the day and the hour specified in the notice calling such general meeting, the Directors may postpone the general meeting to another place, day and/or hour provided that notice of the place, the day and the hour of the rearranged general meeting is promptly given to all Members. No business shall be transacted at any postponed meeting other than the business specified in the notice of the original meeting.

When a general meeting is postponed for thirty days or more, notice of the postponed meeting shall be given as in the case of an original meeting. Otherwise it shall not be necessary to give any such notice of a postponed meeting. All proxy forms submitted for the original general meeting shall remain valid for the postponed meeting. The Directors may postpone a general meeting which has already been postponed.

A resolution put to the vote of the meeting shall be decided on a poll.

A poll shall be taken as the chairman directs, and the result of the poll shall be deemed to be the resolution of the general meeting at which the poll was demanded.

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A poll demanded on the election of a chairman or on a question of adjournment shall be taken forthwith. A poll demanded on any other question shall be taken at such date, time and place as the chairman of the general meeting directs, and any business other than that upon which a poll has been demanded or is contingent thereon may proceed pending the taking of the poll.

In the case of an equality of votes the chairman shall be entitled to a second or casting vote.

Votes of Members

Subject to any rights or restrictions attached to any Shares, including as set out at Articles 30.1 and 48, every Member present in any such manner shall have one vote for every Share of which he is the holder.

In the case of joint holders the vote of the senior holder who tenders a vote, whether in person or by proxy (or, in the case of a corporation or other non-natural person, by its duly authorised representative or proxy), shall be accepted to the exclusion of the votes of the other joint holders, and seniority shall be determined by the order in which the names of the holders stand in the Register of Members.

A Member of unsound mind, or in respect of whom an order has been made by any court, having jurisdiction in lunacy, may vote by his committee, receiver, curator bonis, or other person on such Member’s behalf appointed by that court, and any such committee, receiver, curator bonis or other person may vote by proxy.

No person shall be entitled to vote at any general meeting unless he is registered as a Member on the record date for such meeting nor unless all calls or other monies then payable by him in respect of Shares have been paid.

No objection shall be raised as to the qualification of any voter except at the general meeting or adjourned general meeting at which the vote objected to is given or tendered and every vote not disallowed at the meeting shall be valid. Any objection made in due time in accordance with this Article shall be referred to the chairman whose decision shall be final and conclusive.

Votes may be cast either personally or by proxy (or in the case of a corporation or other non-natural person by its duly authorised representative or proxy). A Member may appoint more than one proxy or the same proxy under one or more instruments to attend and vote at a meeting. Where a Member appoints more than one proxy the instrument of proxy shall specify the number of Shares in respect of which each proxy is entitled to exercise the related votes.

A Member holding more than one Share need not cast the votes in respect of his Shares in the same way on any resolution and therefore may vote a Share or some or all such Shares either for or against a resolution and/or abstain from voting a Share or some or all of the Shares and, subject to the terms of the instrument appointing him, a proxy appointed under one or more instruments may vote a Share or some or all of the Shares in respect of which he is appointed either for or against a resolution and/or abstain from voting a Share or some or all of the Shares in respect of which he is appointed.

Proxies

The instrument appointing a proxy shall be in writing and shall be executed under the hand of the appointor or of his attorney duly authorised in writing, or, if the appointor is a corporation or other non natural person, under the hand of its duly authorised representative. A proxy need not be a Member.

The Directors may, in the notice convening any meeting or adjourned meeting, or in an instrument of proxy sent out by the Company, specify the manner by which the instrument appointing a proxy shall be deposited and the place and the time (being not later than the time appointed for the commencement of the meeting or adjourned meeting to which the proxy relates) at which the instrument appointing a proxy shall be deposited. In the absence of any such direction from the Directors in the notice convening any meeting or adjourned meeting or in an instrument of proxy sent out by the Company, the instrument appointing a proxy shall be deposited physically at the Registered Office on a business day not less than 48 hours before the time appointed for the meeting or adjourned meeting to commence at which the person named in the instrument proposes to vote. For the purposes of this Article, business day means any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorised or obligated by law to close in the location of the Registered Office.

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The chairman may in any event at his discretion declare that an instrument of proxy shall be deemed to have been duly deposited. An instrument of proxy that is not deposited in the manner permitted, or which has not been declared to have been duly deposited by the chairman, shall be invalid.

The instrument appointing a proxy may be in any usual or common form (or such other form as the Directors may approve) and may be expressed to be for a particular meeting or any adjournment thereof or generally until revoked. An instrument appointing a proxy shall be deemed to include the power to demand or join or concur in demanding a poll.

Votes given in accordance with the terms of an instrument of proxy shall be valid notwithstanding the previous death or insanity of the principal or revocation of the proxy or of the authority under which the proxy was executed, or the transfer of the Share in respect of which the proxy is given unless notice in writing of such death, insanity, revocation or transfer was received by the Company at the Registered Office on a business day before the commencement of the general meeting, or adjourned meeting at which it is sought to use the proxy. For the purposes of this Article, business day means any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorised or obligated by law to close in the location of the Registered Office.

Corporate Members

Any corporation or other non-natural person which is a Member may in accordance with its constitutional documents, or in the absence of such provision by resolution of its directors or other governing body, authorise such person as it thinks fit to act as its representative at any meeting of the Company or of any class of Members, and the person so authorised shall be entitled to exercise the same powers on behalf of the corporation which he represents as the corporation could exercise if it were an individual Member.

If a Clearing House (or its nominee(s)), being a corporation, is a Member, it may authorise such persons as it sees fit to act as its representative at any meeting of the Company or at any meeting of any class of Members provided that the authorisation shall specify the number and class of Shares in respect of which each such representative is so authorised. Each person so authorised under the provisions of this Article shall be deemed to have been duly authorised without further evidence of the facts and be entitled to exercise the same rights and powers on behalf of the Clearing House (or its nominee(s)) as if such person was the registered holder of such Shares held by the Clearing House (or its nominee(s)).

Shares that may not be Voted

Shares in the Company that are beneficially owned by the Company shall not be voted, directly or indirectly, at any meeting and shall not be counted in determining the total number of outstanding Shares at any given time.

Directors

There shall be a board of Directors consisting of not less than one person provided however that, subject to the requirement to have at least one Director, the Directors may from time to time fix the maximum and minimum number of Directors to be appointed by resolution of the board of Directors.

Powers of Directors

Subject to the provisions of the Statute, the Memorandum and the Articles and to any directions given by Special Resolution, the business of the Company shall be managed by the Directors who may exercise all the powers of the Company. No alteration of the Memorandum or Articles and no such direction shall invalidate any prior act of the Directors which would have been valid if that alteration had not been made or that direction had not been given. A duly convened meeting of Directors at which a quorum is present may exercise all powers exercisable by the Directors.

All cheques, promissory notes, drafts, bills of exchange and other negotiable or transferable instruments and all receipts for monies paid to the Company shall be signed, drawn, accepted, endorsed or otherwise executed as the case may be in such manner as the Directors shall determine by resolution.

The Directors on behalf of the Company may pay a gratuity or pension or allowance on retirement to any Director who has held any other salaried office or place of profit with the Company or to his or her surviving spouse or dependants and may make contributions to any fund and pay premiums for the purchase or provision of any such gratuity, pension or allowance.

Annex A-15

The Directors may exercise all the powers of the Company to borrow money and to mortgage or charge its undertaking, property and assets (present and future) and uncalled capital or any part thereof and to issue debentures, debenture stock, mortgages, bonds and other such securities whether outright or as security for any debt, liability or obligation of the Company or of any third party.

Appointment and Removal of Directors

Subject to Article 28, prior to or in connection with the closing of a Business Combination, the Company may by Ordinary Resolution of the holders of the Class B Shares appoint any person to be a Director or may by Ordinary Resolution of the holders of the Class B Shares remove any Director. For the avoidance of doubt, prior to the closing of a Business Combination, holders of Class A Shares shall have no right to vote on the appointment or removal of any Director.

Subject to Article 28, the Directors may appoint any person to be a Director, either to fill a vacancy or as an additional Director.

Subject to Article 28, after the consummation of a Business Combination, the Company may by Ordinary Resolution appoint any person to be a Director or may by Ordinary Resolution remove any Director.

The Directors shall be divided into three (3) classes designated as Class I, Class II and Class III, respectively. Directors shall be assigned to each class in accordance with a resolution or resolutions adopted by the board of Directors. At the first annual general meeting of the Company, the term of office of the Class I Directors shall expire and Class I Directors shall be elected for a full term of three (3) years. At the second annual general meeting of the Company, the term of office of the Class II Directors shall expire and Class II Directors shall be elected for a full term of three (3) years. At the third annual general meeting of the Company, the term of office of the Class III Directors shall expire and Class III Directors shall be elected for a full term of three (3) years. At each succeeding annual general meeting of the Company, Directors shall be elected for a full term of three (3) years to succeed the Directors of the class whose terms expire at such annual general meeting. Notwithstanding the foregoing provisions of this Article, each Director shall hold office until the expiration of his term, until his successor shall have been duly elected and qualified or until his earlier death, resignation or removal. No decrease in the number of Directors constituting the board of Directors shall shorten the term of any incumbent Director.

Vacation of Office of Director

The office of a Director shall be vacated if:

the Director gives notice in writing to the Company that he resigns the office of Director; or

the Director absents himself (for the avoidance of doubt, without being represented by proxy) from three consecutive meetings of the board of Directors without special leave of absence from the Directors, and the Directors pass a resolution that he has by reason of such absence vacated office;

the Director dies, becomes bankrupt or makes any arrangement or composition with his creditors generally;

the Director is found to be or becomes of unsound mind; or

all of the other Directors (being not less than two in number) determine that he should be removed as a Director for Cause (and not otherwise), either by a resolution passed by all of the other Directors at a meeting of the Directors duly convened and held in accordance with the Articles or by a resolution in writing signed by all of the other Directors.

Proceedings of Directors

The quorum for the transaction of the business of the Directors may be fixed by the Directors, and unless so fixed shall be two if there are two or more Directors, and shall be one if there is only one Director.

Subject to the provisions of the Articles, the Directors may regulate their proceedings as they think fit. Questions arising at any meeting shall be decided by a majority of votes. In the case of an equality of votes, the chairman shall have a second or casting vote.

Annex A-16

A person may participate in a meeting of the Directors or any committee of Directors by conference telephone or other communications equipment by means of which all the persons participating in the meeting can communicate with each other at the same time. Participation by a person in a meeting in this manner is treated as presence in person at that meeting. Unless otherwise determined by the Directors, the meeting shall be deemed to be held at the place where the chairman is located at the start of the meeting.

A resolution in writing (in one or more counterparts) signed by all the Directors or all the members of a committee of the Directors or, in the case of a resolution in writing relating to the removal of any Director or the vacation of office by any Director, all of the Directors other than the Director who is the subject of such resolution shall be as valid and effectual as if it had been passed at a meeting of the Directors, or committee of Directors as the case may be, duly convened and held.

A Director may, or other Officer on the direction of a Director shall, call a meeting of the Directors by at least two days’ notice in writing to every Director which notice shall set forth the general nature of the business to be considered unless notice is waived by all the Directors either at, before or after the meeting is held. To any such notice of a meeting of the Directors all the provisions of the Articles relating to the giving of notices by the Company to the Members shall apply mutatis mutandis.

The continuing Directors (or a sole continuing Director, as the case may be) may act notwithstanding any vacancy in their body, but if and so long as their number is reduced below the number fixed by or pursuant to the Articles as the necessary quorum of Directors the continuing Directors or Director may act for the purpose of increasing the number of Directors to be equal to such fixed number, or of summoning a general meeting of the Company, but for no other purpose.

The Directors may elect a chairman of their board and determine the period for which he is to hold office; but if no such chairman is elected, or if at any meeting the chairman is not present within five minutes after the time appointed for the meeting to commence, the Directors present may choose one of their number to be chairman of the meeting.

All acts done by any meeting of the Directors or of a committee of the Directors shall, notwithstanding that it is afterwards discovered that there was some defect in the appointment of any Director, and/or that they or any of them were disqualified, and/or had vacated their office and/or were not entitled to vote, be as valid as if every such person had been duly appointed and/or not disqualified to be a Director and/or had not vacated their office and/or had been entitled to vote, as the case may be.

A Director may be represented at any meetings of the board of Directors by a proxy appointed in writing by him. The proxy shall count towards the quorum and the vote of the proxy shall for all purposes be deemed to be that of the appointing Director.

Presumption of Assent

A Director who is present at a meeting of the board of Directors at which action on any Company matter is taken shall be presumed to have assented to the action taken unless his dissent shall be entered in the minutes of the meeting or unless he shall file his written dissent from such action with the person acting as the chairman or secretary of the meeting before the adjournment thereof or shall forward such dissent by registered post to such person immediately after the adjournment of the meeting. Such right to dissent shall not apply to a Director who voted in favor of such action.

Directors’ Interests

A Director may hold any other office or place of profit under the Company (other than the office of Auditor) in conjunction with his office of Director for such period and on such terms as to remuneration and otherwise as the Directors may determine.

A Director may act by himself or by, through or on behalf of his firm in a professional capacity for the Company and he or his firm shall be entitled to remuneration for professional services as if he were not a Director.

A Director may be or become a director or other officer of or otherwise interested in any company promoted by the Company or in which the Company may be interested as a shareholder, a contracting party or otherwise, and no such Director shall be accountable to the Company for any remuneration or other benefits received by him as a director or officer of, or from his interest in, such other company.

Annex A-17

No person shall be disqualified from the office of Director or prevented by such office from contracting with the Company, either as vendor, purchaser or otherwise, nor shall any such contract or any contract or transaction entered into by or on behalf of the Company in which any Director shall be in any way interested be or be liable to be avoided, nor shall any Director so contracting or being so interested be liable to account to the Company for any profit realised by or arising in connection with any such contract or transaction by reason of such Director holding office or of the fiduciary relationship thereby established. A Director shall be at liberty to vote in respect of any contract or transaction in which he is interested provided that the nature of the interest of any Director in any such contract or transaction shall be disclosed by him at or prior to its consideration and any vote thereon.

A general notice that a Director is a shareholder, director, officer or employee of any specified firm or company and is to be regarded as interested in any transaction with such firm or company shall be sufficient disclosure for the purposes of voting on a resolution in respect of a contract or transaction in which he has an interest, and after such general notice it shall not be necessary to give special notice relating to any particular transaction.

Minutes

The Directors shall cause minutes to be made in books kept for the purpose of recording all appointments of Officers made by the Directors, all proceedings at meetings of the Company or the holders of any class of Shares and of the Directors, and of committees of the Directors, including the names of the Directors present at each meeting.

Delegation of Directors’ Powers

The Directors may delegate any of their powers, authorities and discretions, including the power to sub-delegate, to any committee consisting of one or more Directors (including, without limitation and as applicable, the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee, if established). Any such delegation may be made subject to any conditions the Directors may impose and either collaterally with or to the exclusion of their own powers and any such delegation may be revoked or altered by the Directors. Subject to any such conditions, the proceedings of a committee of Directors shall be governed by the Articles regulating the proceedings of Directors, so far as they are capable of applying.

The Directors may establish any committees, local boards or agencies or appoint any person to be a manager or agent for managing the affairs of the Company and may appoint any person to be a member of such committees, local boards or agencies. Any such appointment may be made subject to any conditions the Directors may impose, and either collaterally with or to the exclusion of their own powers and any such appointment may be revoked or altered by the Directors. Subject to any such conditions, the proceedings of any such committee, local board or agency shall be governed by the Articles regulating the proceedings of Directors, so far as they are capable of applying.

The Directors may adopt formal written charters for committees and, if so adopted, shall review and assess the adequacy of such formal written charters on an annual basis. Each of these committees shall be empowered to do all things necessary to exercise the rights of such committee set forth in the Articles and shall have such powers as the Directors may delegate pursuant to the Articles and as required by the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law. Each of the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee, if established, shall consist of such number of Directors as the Directors shall from time to time determine (or such minimum number as may be required from time to time by the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law). For so long as any class of Shares is listed on the Designated Stock Exchange, the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee, if established, shall be made up of such number of Independent Directors as is required from time to time by the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law.

The Directors may by power of attorney or otherwise appoint any person to be the agent of the Company on such conditions as the Directors may determine, provided that the delegation is not to the exclusion of their own powers and may be revoked by the Directors at any time.

The Directors may by power of attorney or otherwise appoint any company, firm, person or body of persons, whether nominated directly or indirectly by the Directors, to be the attorney or authorised signatory of the Company for such purpose and with such powers, authorities and discretions (not exceeding those vested in or exercisable by the

Annex A-18

Directors under the Articles) and for such period and subject to such conditions as they may think fit, and any such powers of attorney or other appointment may contain such provisions for the protection and convenience of persons dealing with any such attorneys or authorised signatories as the Directors may think fit and may also authorise any such attorney or authorised signatory to delegate all or any of the powers, authorities and discretions vested in him.

The Directors may appoint such Officers as they consider necessary on such terms, at such remuneration and to perform such duties, and subject to such provisions as to disqualification and removal as the Directors may think fit. Unless otherwise specified in the terms of his appointment an Officer may be removed by resolution of the Directors or Members. An Officer may vacate his office at any time if he gives notice in writing to the Company that he resigns his office.

No Minimum Shareholding

The Company in general meeting may fix a minimum shareholding required to be held by a Director, but unless and until such a shareholding qualification is fixed a Director is not required to hold Shares.

Remuneration of Directors

The remuneration to be paid to the Directors, if any, shall be such remuneration as the Directors shall determine. The Directors shall also, whether prior to or after the consummation of a Business Combination, be entitled to be paid all travelling, hotel and other expenses properly incurred by them in connection with their attendance at meetings of Directors or committees of Directors, or general meetings of the Company, or separate meetings of the holders of any class of Shares or debentures of the Company, or otherwise in connection with the business of the Company or the discharge of their duties as a Director, or to receive a fixed allowance in respect thereof as may be determined by the Directors, or a combination partly of one such method and partly the other.

The Directors may by resolution approve additional remuneration to any Director for any services which in the opinion of the Directors go beyond his ordinary routine work as a Director. Any fees paid to a Director who is also counsel, attorney or solicitor to the Company, or otherwise serves it in a professional capacity shall be in addition to his remuneration as a Director.

Seal

The Company may, if the Directors so determine, have a Seal. The Seal shall only be used by the authority of the Directors or of a committee of the Directors authorised by the Directors. Every instrument to which the Seal has been affixed shall be signed by at least one person who shall be either a Director or some Officer or other person appointed by the Directors for the purpose.

The Company may have for use in any place or places outside the Cayman Islands a duplicate Seal or Seals each of which shall be a facsimile of the common Seal of the Company and, if the Directors so determine, with the addition on its face of the name of every place where it is to be used.

A Director or Officer, representative or attorney of the Company may without further authority of the Directors affix the Seal over his signature alone to any document of the Company required to be authenticated by him under seal or to be filed with the Registrar of Companies in the Cayman Islands or elsewhere wheresoever.

Dividends, Distributions and Reserve

Subject to the Statute and this Article and except as otherwise provided by the rights attached to any Shares, the Directors may resolve to pay Dividends and other distributions on Shares in issue and authorise payment of the Dividends or other distributions out of the funds of the Company lawfully available therefor. A Dividend shall be deemed to be an interim Dividend unless the terms of the resolution pursuant to which the Directors resolve to pay such Dividend specifically state that such Dividend shall be a final Dividend. No Dividend or other distribution shall be paid except out of the realised or unrealised profits of the Company, out of the share premium account or as otherwise permitted by law.

Except as otherwise provided by the rights attached to any Shares, all Dividends and other distributions shall be paid according to the par value of the Shares that a Member holds. If any Share is issued on terms providing that it shall rank for Dividend as from a particular date, that Share shall rank for Dividend accordingly.

Annex A-19

The Directors may deduct from any Dividend or other distribution payable to any Member all sums of money (if any) then payable by him to the Company on account of calls or otherwise.

The Directors may resolve that any Dividend or other distribution be paid wholly or partly by the distribution of specific assets and in particular (but without limitation) by the distribution of shares, debentures, or securities of any other company or in any one or more of such ways and where any difficulty arises in regard to such distribution, the Directors may settle the same as they think expedient and in particular may issue fractional Shares and may fix the value for distribution of such specific assets or any part thereof and may determine that cash payments shall be made to any Members upon the basis of the value so fixed in order to adjust the rights of all Members and may vest any such specific assets in trustees in such manner as may seem expedient to the Directors.

Except as otherwise provided by the rights attached to any Shares, Dividends and other distributions may be paid in any currency. The Directors may determine the basis of conversion for any currency conversions that may be required and how any costs involved are to be met.

The Directors may, before resolving to pay any Dividend or other distribution, set aside such sums as they think proper as a reserve or reserves which shall, at the discretion of the Directors, be applicable for any purpose of the Company and pending such application may, at the discretion of the Directors, be employed in the business of the Company.

Any Dividend, other distribution, interest or other monies payable in cash in respect of Shares may be paid by wire transfer to the holder or by cheque or warrant sent through the post directed to the registered address of the holder or, in the case of joint holders, to the registered address of the holder who is first named on the Register of Members or to such person and to such address as such holder or joint holders may in writing direct. Every such cheque or warrant shall be made payable to the order of the person to whom it is sent. Any one of two or more joint holders may give effectual receipts for any Dividends, other distributions, bonuses, or other monies payable in respect of the Share held by them as joint holders.

No Dividend or other distribution shall bear interest against the Company.

Any Dividend or other distribution which cannot be paid to a Member and/or which remains unclaimed after six months from the date on which such Dividend or other distribution becomes payable may, in the discretion of the Directors, be paid into a separate account in the Company’s name, provided that the Company shall not be constituted as a trustee in respect of that account and the Dividend or other distribution shall remain as a debt due to the Member. Any Dividend or other distribution which remains unclaimed after a period of six years from the date on which such Dividend or other distribution becomes payable shall be forfeited and shall revert to the Company.

Capitalisation

The Directors may at any time capitalise any sum standing to the credit of any of the Company’s reserve accounts or funds (including the share premium account and capital redemption reserve fund) or any sum standing to the credit of the profit and loss account or otherwise available for distribution; appropriate such sum to Members in the proportions in which such sum would have been divisible amongst such Members had the same been a distribution of profits by way of Dividend or other distribution; and apply such sum on their behalf in paying up in full unissued Shares for allotment and distribution credited as fully paid-up to and amongst them in the proportion aforesaid. In such event the Directors shall do all acts and things required to give effect to such capitalisation, with full power given to the Directors to make such provisions as they think fit in the case of Shares becoming distributable in fractions (including provisions whereby the benefit of fractional entitlements accrue to the Company rather than to the Members concerned). The Directors may authorise any person to enter on behalf of all of the Members interested into an agreement with the Company providing for such capitalisation and matters incidental or relating thereto and any agreement made under such authority shall be effective and binding on all such Members and the Company.

Books of Account

The Directors shall cause proper books of account (including, where applicable, material underlying documentation including contracts and invoices) to be kept with respect to all sums of money received and expended by the Company and the matters in respect of which the receipt or expenditure takes place, all sales and purchases of goods by the Company and the assets and liabilities of the Company. Such books of account must be retained for a minimum period

Annex A-20

of five years from the date on which they are prepared. Proper books shall not be deemed to be kept if there are not kept such books of account as are necessary to give a true and fair view of the state of the Company’s affairs and to explain its transactions.

The Directors shall determine whether and to what extent and at what times and places and under what conditions or regulations the accounts and books of the Company or any of them shall be open to the inspection of Members not being Directors and no Member (not being a Director) shall have any right of inspecting any account or book or document of the Company except as conferred by Statute or authorised by the Directors or by the Company in general meeting.

The Directors may cause to be prepared and to be laid before the Company in general meeting profit and loss accounts, balance sheets, group accounts (if any) and such other reports and accounts as may be required by law.

Audit

The Directors may appoint an Auditor of the Company who shall hold office on such terms as the Directors determine.

Without prejudice to the freedom of the Directors to establish any other committee, if the Shares (or depositary receipts therefor) are listed or quoted on the Designated Stock Exchange, and if required by the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law, the Directors shall establish and maintain an Audit Committee as a committee of the Directors and shall adopt a formal written Audit Committee charter and review and assess the adequacy of the formal written charter on an annual basis. The composition and responsibilities of the Audit Committee shall comply with the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law. The Audit Committee shall meet at least once every financial quarter, or more frequently as circumstances dictate.

If the Shares (or depositary receipts therefor) are listed or quoted on the Designated Stock Exchange, the Company shall conduct an appropriate review of all related party transactions on an ongoing basis and shall utilise the Audit Committee for the review and approval of potential conflicts of interest.

The remuneration of the Auditor shall be fixed by the Audit Committee (if one exists).

If the office of Auditor becomes vacant by resignation or death of the Auditor, or by his becoming incapable of acting by reason of illness or other disability at a time when his services are required, the Directors shall fill the vacancy and determine the remuneration of such Auditor.

Every Auditor of the Company shall have a right of access at all times to the books and accounts and vouchers of the Company and shall be entitled to require from the Directors and Officers such information and explanation as may be necessary for the performance of the duties of the Auditor.

Auditors shall, if so required by the Directors, make a report on the accounts of the Company during their tenure of office at the next annual general meeting following their appointment in the case of a company which is registered with the Registrar of Companies as an ordinary company, and at the next extraordinary general meeting following their appointment in the case of a company which is registered with the Registrar of Companies as an exempted company, and at any other time during their term of office, upon request of the Directors or any general meeting of the Members.

Any payment made to members of the Audit Committee (if one exists) shall require the review and approval of the Directors, with any Director interested in such payment abstaining from such review and approval.

The Audit Committee shall monitor compliance with the terms of the IPO and, if any non-compliance is identified, the Audit Committee shall be charged with the responsibility to take all action necessary to rectify such non-compliance or otherwise cause compliance with the terms of the IPO.

At least one member of the Audit Committee shall be an “audit committee financial expert” as determined by the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law. The “audit committee financial expert” shall have such past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication.

Annex A-21

Notices

Notices shall be in writing and may be given by the Company to any Member either personally, by sending it by courier, post, cable, telex, fax or e-mail to him or to his address as shown in the Register of Members (or where the notice is given by e-mail by sending it to the e-mail address provided by such Member), serving it by Electronic Communication in accordance with the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority, or by placing it on the Company’s Website.

Where a notice is sent by:

courier; service of the notice shall be deemed to be effected by delivery of the notice to a courier company, and shall be deemed to have been received on the third day (not including Saturdays or Sundays or public holidays) following the day on which the notice was delivered to the courier;

post; service of the notice shall be deemed to be effected by properly addressing, pre paying and posting a letter containing the notice, and shall be deemed to have been received on the fifth day (not including Saturdays or Sundays or public holidays in the Cayman Islands) following the day on which the notice was posted;

cable, telex or fax; service of the notice shall be deemed to be effected by properly addressing and sending such notice and shall be deemed to have been received on the same day that it was transmitted;

e-mail or other Electronic Communication; service of the notice shall be deemed to be effected by transmitting the e-mail to the e-mail address provided by the intended recipient and shall be deemed to have been received on the same day that it was sent, and it shall not be necessary for the receipt of the e-mail to be acknowledged by the recipient; and

placing it on the Company’s Website; service of the notice shall be deemed to have been effected one hour after the notice or document was placed on the Company’s Website; and

by Electronic Communication in accordance with the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority, service of the notice shall be deemed to have been effected one hour after the notice or document was transmitted to any number, address or internet website (including the website of the Securities and Exchange Commission).

A notice may be given by the Company to the person or persons which the Company has been advised are entitled to a Share or Shares in consequence of the death or bankruptcy of a Member in the same manner as other notices which are required to be given under the Articles and shall be addressed to them by name, or by the title of representatives of the deceased, or trustee of the bankrupt, or by any like description at the address supplied for that purpose by the persons claiming to be so entitled, or at the option of the Company by giving the notice in any manner in which the same might have been given if the death or bankruptcy had not occurred.

Notice of every general meeting shall be given in any manner authorised by the Articles to every holder of Shares carrying an entitlement to receive such notice on the record date for such meeting except that in the case of joint holders the notice shall be sufficient if given to the joint holder first named in the Register of Members and every person upon whom the ownership of a Share devolves by reason of his being a legal personal representative or a trustee in bankruptcy of a Member where the Member but for his death or bankruptcy would be entitled to receive notice of the meeting, and no other person shall be entitled to receive notices of general meetings.

Winding Up

If the Company shall be wound up, the liquidator shall apply the assets of the Company in satisfaction of creditors’ claims in such manner and order as such liquidator thinks fit. Subject to the rights attaching to any Shares, in a winding up:

if the assets available for distribution amongst the Members shall be insufficient to repay the whole of the Company’s issued share capital, such assets shall be distributed so that, as nearly as may be, the losses shall be borne by the Members in proportion to the par value of the Shares held by them; or

Annex A-22

if the assets available for distribution amongst the Members shall be more than sufficient to repay the whole of the Company’s issued share capital at the commencement of the winding up, the surplus shall be distributed amongst the Members in proportion to the par value of the Shares held by them at the commencement of the winding up subject to a deduction from those Shares in respect of which there are monies due, of all monies payable to the Company for unpaid calls or otherwise.

If the Company shall be wound up the liquidator may, subject to the rights attaching to any Shares and with the approval of a Special Resolution of the Company and any other approval required by the Statute, divide amongst the Members in kind the whole or any part of the assets of the Company (whether such assets shall consist of property of the same kind or not) and may for that purpose value any assets and determine how the division shall be carried out as between the Members or different classes of Members. The liquidator may, with the like approval, vest the whole or any part of such assets in trustees upon such trusts for the benefit of the Members as the liquidator, with the like approval, shall think fit, but so that no Member shall be compelled to accept any asset upon which there is a liability.

Indemnity and Insurance

Every Director and Officer (which for the avoidance of doubt, shall not include auditors of the Company), together with every former Director and former Officer (each an Indemnified Person) shall to the fullest extent permitted by Applicable Law be indemnified out of the assets of the Company against any liability, action, proceeding, claim, demand, costs, damages or expenses, including legal expenses, whatsoever which they or any of them may incur as a result of any act or failure to act in carrying out their functions other than such liability (if any) that they may incur by reason of their own actual fraud, wilful neglect or wilful default. No Indemnified Person shall be liable to the Company for any loss or damage incurred by the Company as a result (whether direct or indirect) of the carrying out of their functions unless that liability arises through the actual fraud, wilful neglect or wilful default of such Indemnified Person. No person shall be found to have committed actual fraud, wilful neglect or wilful default under this Article unless or until a court of competent jurisdiction shall have made a finding to that effect.

Each Member specifically agrees to waive any claim or right of action such Member might have, whether individually or by, or in, the right of the Company, against any Director or Officer in connection with new or competing merger bids or proposals which are proffered to the Board at any time after the execution of a definitive agreement concerning a Business Combination provided that such waiver shall not extend to any matter in respect of any fraud or dishonesty in relation to the Company which may attach to such Director or Officer.

The Company shall advance to each Indemnified Person reasonable attorneys’ fees and other costs and expenses incurred in connection with the defence of any action, suit, proceeding or investigation involving such Indemnified Person for which indemnity will or could be sought. In connection with any advance of any expenses hereunder, the Indemnified Person shall execute an undertaking to repay the advanced amount to the Company if it shall be determined by final judgment or other final adjudication that such Indemnified Person was not entitled to indemnification pursuant to this Article. If it shall be determined by a final judgment or other final adjudication that such Indemnified Person was not entitled to indemnification with respect to such judgment, costs or expenses, then such party shall not be indemnified with respect to such judgment, costs or expenses and any advancement shall be returned to the Company (without interest) by the Indemnified Person.

The Directors, on behalf of the Company, may purchase and maintain insurance for the benefit of any Director or other Officer against any liability which, by virtue of any rule of law, would otherwise attach to such person in respect of any negligence, default, breach of duty or breach of trust of which such person may be guilty in relation to the Company.

Financial Year

Unless the Directors otherwise prescribe, the financial year of the Company shall end on 31st December in each year and, following the year of incorporation, shall begin on 1st January in each year.

Transfer by Way of Continuation

If the Company is exempted as defined in the Statute, it shall, subject to the provisions of the Statute and with the approval of a Special Resolution passed in accordance with this Article 48, have the power to register by way of continuation as a body corporate under the laws of any jurisdiction outside the Cayman Islands and to be deregistered in the Cayman Islands.

Annex A-23

Prior to or in connection with the closing of a Business Combination, only the Class B Shares shall carry the right to vote on any Special Resolution to approve any transfer by way of continuation pursuant to this Article (including any Special Resolution required to amend the constitutional documents of the Company or to adopt new constitutional documents of the Company, in each case, as a result of the Company approving a transfer by way of continuation in a jurisdiction outside the Cayman Islands).

Mergers and Consolidations

The Company shall have the power to merge or consolidate with one or more other constituent companies (as defined in the Statute) upon such terms as the Directors may determine and (to the extent required by the Statute) with the approval of a Special Resolution.

Business Combination

Notwithstanding any other provision of the Articles, this Article shall apply during the period commencing upon the adoption of the Articles and terminating upon the first to occur of the consummation of a Business Combination and the full distribution of the Trust Account pursuant to this Article. In the event of a conflict between this Article and any other Articles, the provisions of this Article shall prevail.

Prior to the consummation of a Business Combination, the Company shall either:

submit such Business Combination to its Members for approval; or

provide Members who hold Public Shares (other than any such Members who are a Founder, Officer or Director) with the opportunity to have their Public Shares repurchased by means of a tender offer for a per-Share repurchase price payable in cash, equal to the aggregate amount then on deposit in the Trust Account, calculated as of two business days prior to the consummation of such Business Combination, including interest earned on the Trust Account (which interest shall be net of taxes payable, if any), divided by the number of then issued Public Shares.

If the Company initiates any tender offer in accordance with Rule 13e-4 and Regulation 14E of the Exchange Act in connection with a proposed Business Combination, it shall file tender offer documents with the Securities and Exchange Commission prior to completing such Business Combination which contain substantially the same financial and other information about such Business Combination and the redemption rights as is required under Regulation 14A of the Exchange Act. If, alternatively, the Company holds a general meeting to approve a proposed Business Combination, the Company will conduct any redemptions in conjunction with a proxy solicitation pursuant to Regulation 14A of the Exchange Act, and not pursuant to the tender offer rules, and file proxy materials with the Securities and Exchange Commission.

At a general meeting called for the purposes of approving a Business Combination pursuant to this Article, in the event that such Business Combination is approved by Ordinary Resolution, the Company shall be authorized to consummate such Business Combination.

Any Member holding Public Shares who is not a Founder, Officer or Director may, in connection with any vote on a proposed Business Combination, elect to have their Public Shares redeemed for cash in accordance with any applicable requirements provided for in the related proxy materials (the IPO Redemption) including, without limitation, such requirements with respect to the deadline for making such election (the Election Deadline), provided that (a) no such Member, together with any Affiliate of such Member or any other person with whom such Member is acting in concert or as a “group” (as defined under Section 13 of the Exchange Act) may exercise this redemption right with respect to more than fifteen per cent (15%) of the Public Shares in the aggregate without the prior consent of the Company and (b) if the Company requires in its sole discretion, any holder that holds Public Shares beneficially through a nominee must identify itself to the Company in connection with any redemption election in order to validly redeem such Public Shares. Notwithstanding the foregoing sentence, the board of Directors may, at any time and either before or after the initially scheduled vote on a Business Combination, in its sole discretion extend the Election Deadline to a later date and may extend an Election Deadline which has already been extended. If so demanded, the Company shall pay any such redeeming Member, regardless of whether he is abstaining from voting on or voting for or against such proposed Business Combination, a per-Share redemption price payable in cash, equal to the aggregate amount then on deposit in the Trust Account calculated as of two business days prior to the consummation of the Business Combination, including interest earned on the Trust Account (which interest shall be net of taxes payable, if any), divided by the

Annex A-24

number of then issued Public Shares (such redemption price being referred to herein as the Redemption Price), subject to Applicable Law, but only in the event that the applicable proposed Business Combination is approved and consummated.

A Member may not withdraw a Redemption Notice once submitted to the Company unless the Directors determine (in their sole discretion) to permit the withdrawal of such redemption request (which they may do in whole or in part).

In the event that the Company does not consummate a Business Combination within the Completion Window or the Directors otherwise resolve to wind up the Company, the Company shall:

(a)     cease all operations except for the purpose of winding up;

(b)    as promptly as reasonably possible but not more than ten (10) business days thereafter, subject to lawfully available funds, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the Trust Account (which interest shall be net of taxes payable, if any, and less up to $100,000 of interest to pay dissolution expenses), divided by the number of Public Shares then in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any) subject to applicable law; and

(c)     as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the Directors, liquidate and dissolve,

subject in each case to the Company’s obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of Applicable Law.

In the event that any amendment is made to the Articles not for the purposes of approving, or in connection with the consummation of, a Business Combination:

to modify the substance or timing of the Company’s obligation to allow redemption in connection with a Business Combination or to redeem one hundred per cent (100%) of the Public Shares if the Company has not consummated a Business Combination within the Completion Window; or

with respect to any other material provisions relating to (i) the rights of holders of Class A Shares; or (ii) pre-initial Business Combination activity, each holder of Public Shares who is not the a Founder, Officer or Director shall be provided with the opportunity to redeem their Public Shares upon the approval or effectiveness of any such amendment at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account and not previously released to the Company, including interest earned on the Trust Account (which interest shall be net of taxes payable, if any), divided by the number of Public Shares then in issue, subject to Applicable Law.

Except for taxes payable, none of the funds held in the Trust Account shall be released from the Trust Account until the earlier of: (i) an IPO Redemption pursuant to Article 50.5; (ii) a repurchase of Shares by means of a tender offer pursuant to Article 50.2(b); (iii) a distribution of the Trust Account pursuant to Article 50.7; or (iv) a distribution of the Trust Account pursuant to Article 50.8. A holder of Public Shares shall be entitled to receive distributions from the Trust Account only in the event of (i) to (iv) under this Article 50.9. In no other circumstance shall a holder of Public Shares have any right or interest of any kind in the Trust Account.

Except in connection with the conversion of Class B Shares into Class A Shares pursuant to Article 17 where the holders of such Shares have waived any right to receive funds from the Trust Account, after the issue of Public Shares, and prior to the consummation of a Business Combination, the Company shall not issue additional Shares or any other securities that would entitle the holders thereof to:

receive funds from the Trust Account; or

vote as a class with Public Shares on a Business Combination.

A Director may vote in respect of a Business Combination in which such Director has a conflict of interest with respect to the evaluation of such Business Combination. Such Director must disclose such interest or conflict to the other Directors.

Annex A-25

The Company shall not enter into an initial Business Combination solely with another blank cheque company or a similar company with nominal operations.

The Company may enter into a Business Combination with a target business that is an Affiliate of the Sponsor, an Officer or a Director. In the event the Company seeks to complete a Business Combination with a target business that is an Affiliate of the Sponsor, an Officer or a Director, the Company, or a committee of Independent Directors, shall obtain an opinion from an independent investment banking firm or another independent entity that commonly renders valuation opinions stating that the consideration to be paid by the Company in such a Business Combination is fair to the Company from a financial point of view.

Certain Tax Filings

Each Tax Filing Authorised Person and any such other person, acting alone, as any Director shall designate from time to time, are authorised to file tax forms SS-4, W-8 BEN, W-8 IMY, W-9, 8832 and 2553 and such other similar tax forms as are customary to file with any US state or federal governmental authorities or foreign governmental authorities in connection with the formation, activities and/or elections of the Company and such other tax forms as may be approved from time to time by any Director or Officer. The Company further ratifies and approves any such filing made by any Tax Filing Authorised Person or such other person prior to the date of the Articles.

Business Opportunities

To the fullest extent permitted by Applicable Law, none of the Sponsor or any individual serving as a Director or an Officer (Management) shall have any duty, except and to the extent expressly assumed by contract, to refrain from engaging directly or indirectly in the same or similar business activities or lines of business as the Company. To the fullest extent permitted by Applicable Law, the Company renounces any interest or expectancy of the Company in, or in being offered an opportunity to participate in, any potential transaction or matter which (a) may be a corporate opportunity for Management, on the one hand, and the Company, on the other or (b) the presentation of which would breach an existing legal obligation of a member of Management to any other entity. Except to the extent expressly assumed by contract, to the fullest extent permitted by Applicable Law, Management shall have no duty to communicate or offer any such corporate opportunity to the Company and shall not be liable to the Company or its Members for breach of any fiduciary duty as a Member, Director and/or Officer solely by reason of the fact that such person pursues or acquires such corporate opportunity for itself, himself or herself, directs such corporate opportunity to another person, or does not communicate information regarding such corporate opportunity to the Company.

Except as provided elsewhere in this Article, to the fullest extent permitted by Applicable Law the Company hereby renounces any interest or expectancy of the Company in, or in being offered an opportunity to participate in, any potential transaction or matter which may be a corporate opportunity for both the Company and Management, about which a Director and/or Officer who is also a member of Management acquires knowledge.

To the extent a court might hold that the conduct of any activity related to a corporate opportunity that is renounced in this Article to be a breach of duty to the Company or its Members, the Company hereby waives, to the fullest extent permitted by Applicable Law, any and all claims and causes of action that the Company may have for such activities. To the fullest extent permitted by Applicable Law, the provisions of this Article apply equally to activities conducted in the future and that have been conducted in the past.

Notwithstanding anything to the contrary in this Article, such renouncement shall not apply to any business opportunity that is expressly offered to such person solely in his or her capacity as a Director or Officer of the Company and it is an opportunity the Company is able to complete on a reasonable basis.

Exclusive Jurisdiction

Unless the Company consents in writing to the selection of an alternative forum, the courts of the Cayman Islands shall have exclusive jurisdiction over any claim or dispute arising out of or in connection with the Memorandum, the Articles or otherwise related in any way to each Member’s shareholding in the Company, including but not limited to:

any derivative action or proceeding brought on behalf of the Company;

any action asserting a claim of breach of any fiduciary or other duty owed by any current or former Director, Officer or other employee of the Company to the Company or the Members;

Annex A-26

any action asserting a claim arising pursuant to any provision of the Statute, the Memorandum or the Articles; or

any action asserting a claim against the Company governed by the “Internal Affairs Doctrine” (as such concept is recognised under the laws of the United States of America).

Each Member irrevocably submits to the exclusive jurisdiction of the courts of the Cayman Islands over all such claims or disputes.

Without prejudice to any other rights or remedies that the Company may have, each Member acknowledges that damages alone would not be an adequate remedy for any breach of the selection of the courts of the Cayman Islands as exclusive forum and that accordingly the Company shall be entitled, without proof of special damages, to the remedies of injunction, specific performance or other equitable relief for any threatened or actual breach of the selection of the courts of the Cayman Islands as exclusive forum.

This Article 53 shall not apply to any action or suits brought to enforce any liability or duty created by the U.S. Securities Act of 1933, as amended, the Exchange Act, or any claim for which the federal district courts of the United States of America are, as a matter of the laws of the United States, the sole and exclusive forum for determination of such a claim.

Annex A-27

JAB Acquisition Corp I
(Company)

Proxy Form

VOTE BY INTERNET

Use the Internet to transmit your voting instructions at http://www.cstproxyvote.com. Have your notice available when you access the above website. Follow the prompts to vote your shares.

VOTE BY EMAIL

Mark, sign and date your proxy card and return it via email to proxy@continentalstock.com. Include your control ID in your email.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to:

Proxy Team
Continental Stock Transfer & Trust Company
1 State Street, 30th Fl
New York, NY 10004-1571

I/We(1)
of

being a member/members of the Company and the holder/holders of(2)________________________ appoint as my/our proxy(3)

of
or in his/her absence(4)

of

at the General Meeting of the Company to be held at 270 Sylvan Avenue, Suite 2230, Englewood Cliffs, New Jersey 07632 on November 9, 2026, at 9:00 a.m. and at any adjournment of that meeting.

(1)  Full name(s) and address(es) (as appearing in the Company’s register of members) to be typed or inserted in block letters. In the case of joint holdings, the names of all holders (as appearing in the Company’s register of members) must be inserted.

(2)  Insert the number and class of Shares you own.

(3)  Insert name and address of the desired proxy in the spaces provided. If you wish to appoint the chairperson of the meeting, write “The chairperson” without inserting an address. If the proxy form is returned and no person is named as your desired proxy, then the chairperson of the meeting will be deemed to have been appointed.

(4)  If desired, insert name and address of an alternate proxy, should the initial appointee be unable to attend the meeting.

If the Chairperson of the meeting (the “Chairperson”) is appointed as proxy and no voting instructions are given, the following is a statement of the Chairperson’s voting intentions in relation to undirected proxies:

The Chairperson intends to vote in favor of the resolutions.

Please indicate with a tick mark in the spaces opposite to each resolution how you wish the proxy to vote on your behalf. In the absence of any such indication, the proxy may vote for or against the resolutions or may abstain at his/her discretion. Your proxy will also be entitled to vote at his/her discretion on any resolution properly put to the meeting pursuant to the other items of business referred to in the notice convening the meeting.

The Board of Directors recommends that you vote “FOR” each proposal

Resolutions

1.      Approval of the Name Change Proposal

“IT IS RESOLVED, as a special resolution, that the Company’s name be changed from “JAB Acquisition Corp I” to “Atlantic Acquisition Corp I” with immediate effect (the “Name Change”).”

☐ FOR	☐ AGAINST	☐ ABSTAIN

2.      Approval of the Amended and Restated Memorandum and Articles of Association Proposal

“IT IS RESOLVED, as a special resolution, that, subject to and immediately following the Name Change being effected, the Company adopt amended and restated memorandum and articles of association, in the form attached to the notice of meeting and proxy statement delivered to shareholders and dated September 30, 2026, in substitution for, and to the exclusion of, the Company’s existing memorandum and articles of association, to reflect the Name Change.”

☐ FOR	☐ AGAINST	☐ ABSTAIN

3.      Approval of the Adjournment Proposal

“IT IS RESOLVED, as an ordinary resolution, to adjourn the General Meeting to a later date or dates, to be determined by the chairman of the General Meeting, or indefinitely, if necessary or convenient, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the General Meeting, there are not sufficient votes to approve the Name Change Proposal and/or the Amended and Restated Memorandum and Articles of Association Proposal, or if the Board determines that additional time is necessary to effectuate the Name Change.”

☐ FOR	☐ AGAINST	☐ ABSTAIN

The undersigned acknowledges receipt from the Company before the execution of this Proxy of the Notice of General Meeting of Shareholders, a Proxy Statement for the General Meeting of Shareholders.

Note: Please sign exactly as your name or names appear on this Proxy. If Shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated:

•        If the member or each member is an individual, sign immediately below.

Signature of shareholder	Signature of joint-shareholder, if any

Or

•        If the member is a company, complete the following:

Executed by _________________________________ [Name of member] acting through an authorized

Signatory

Signature of authorized signatory

Print name

Title

Proxy instructions

What happens if you do not follow these instructions?

1       If you do not follow these instructions, any instrument you make appointing a proxy will be invalid.

Eligible Shareholders

2       If you are a Shareholder entitled to attend and vote at this meeting of the Company, you may appoint a proxy to vote on your behalf.

3       A proxy need not be a member of the Company.

If you complete a proxy form, can you still attend and vote at the meeting?

4       Completion of the proxy form does not preclude a member from subsequently attending and voting at the meeting in person if he or she so wishes.

Joint shareholders

5       In the case of jointly held Shares, if more than one joint holder purports to appoint a proxy, only the appointment submitted by the most senior holder will be accepted. For this purpose, seniority will be determined by the order in which the names of the joint holders appear in the register of members (the first-named being the most senior).

How to appoint a proxy

6       If you are an eligible member and a natural person, the appointment of your proxy must be in writing and signed by you or your authorized attorney.

7       If you are an eligible member and a corporation, the appointment of your proxy must be in writing and executed in any of the following ways: (i) under the corporation’s common seal; (ii) not under the corporation’s common seal but otherwise in accordance with its articles of association; or (iii) under the hand of the corporation’s authorized attorney.

8       Despite paragraphs 6 and 7, the Company will accept an electronic record of your proxy if:

(a)     the original is in writing and signed one of the ways referred to those paragraphs; and

(b)    the Company permits receipt of electronic records by giving an electronic address for that purpose.

Delivery of proxy form to Company

9       For an appointment of a proxy to be effective, the proxy form must be received by the Company by 5:00 p.m. (Eastern Time) on November 8, 2026 or 11:59 p.m. (Eastern Time) the day before the date of any adjourned meeting.

10     The proxy form may be delivered in either of the following ways:

BY INTERNET

Use the Internet to transmit your voting instructions at http://www.cstproxyvote.com. Have your notice available when you access the above website. Follow the prompts to vote your shares.

BY EMAIL

Mark, sign and date your proxy card and return it via email to proxy@continentalstock.com. Include your control ID in your email.

BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to:

Proxy Team
Continental Stock Transfer& Trust Company
1 State Street
30th Fl, New York, NY 10004-1571